Exhibit 10.47

MATERIAL NOTED WITH [* *] IS CONFIDENTIAL AND HAS BEEN OMITTED, PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT, AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

EXECUTION COPY

SUPPLY AGREEMENT

THIS IS A SUPPLY AGREEMENT (the “Agreement”) dated as of October 1, 2004 (the “Effective Date”), between West Pharmaceutical Services, Inc., a corporation having its principal place of business at 101 Gordon Drive, Lionville, Pennsylvania 19341 (“West”), and Becton, Dickinson and Company, a corporation having its principal place of business at 1 Becton Drive, Franklin Lakes, New Jersey 07417 (“BD”).

BD desires to purchase from West, and West desires to sell to BD, products made from West formulations and listed on Exhibit “A” hereto (as referenced by the West product number) and other West-formulated products currently being purchased by BD to the extent not listed on Exhibit A (collectively, the “Products”) on the terms and subject to the conditions set forth below.  Accordingly, the parties hereto, intending to be legally bound, agree as follows:

1.                                       Agreement to Sell and Purchase Products.

1.1                                 West will sell to BD and BD will purchase from West Products in the United States and its territories (including Puerto Rico) and Europe (collectively, the “Territory”) in accordance with the terms and subject to the conditions of this Agreement, including the Exhibits hereto.

1.2                                 If BD determines, in its reasonable opinion, that a Product is noncompetitive then BD will provide notice of same to West no later than 90 days before the end of any Contract Year.  BD will afford West the opportunity to match or at a minimum be competitive with other third party sources of products which may be used by BD as a substitute for a Product.  To be competitive a price for a particular Product must not be greater than [* *] of the unit price for a similar item manufactured by a third party.  In addition to price, BD considers the total cost of a product (i.e., transportation, logistical expenses, etc.) as well as level of quality, service and delivery.

1.3                                 Commencing with the Contract Year starting October 1, 2005 BD shall purchase a minimum of [* *] 13 mm Hemogard® stoppers per Contract Year from West during the Term, beginning on the Effective Date, or in any event pay West for same; other than the 13 mm Hemogard® stoppers and the 16 mm Hemogard ® stoppers described in Section 1.4, and notwithstanding anything else to the contrary in this Agreement, BD shall not be required to purchase any minimum volume or aggregate purchase price amount of any other Products.

1.4                                 BD shall purchase one hundred percent (100%) of its requirements for 16 mm Hemogard® stoppers from West throughout the Term.  In the event that BD purchases at least [* *] 16 mm Hemogard® stoppers from West in any Contract Year, BD shall be entitled to a price reduction on incremental purchases of the 16 mm Hemogard® stoppers during that Contract Year as follows:

Quantity	Price Break

[* *] to [* *]	[* *] price reduction on contract price

in excess of [* *]	[* *] price reduction on contract price

The foregoing price reductions shall not be aggregated and apply only to the quantity of 16 mm Hemogard® stoppers falling within that tier during the applicable Contract Year.  For example, if BD were to purchase [* *] of the 16 mm Hemogard® stoppers in the 2006 Contract Year, [* *]  of the 16 mm Hemogard® stoppers would be charged at the then-applicable price, [* *]  would be subject to a [* *]  discount, and the remaining [* *] would be subject to a [* *]  discount.

2

1.5                                 BD Holdridge 1cc Plunger Tips.  BD and West agree to execute a development agreement for the manufacture of one (1) additional set of tooling for the manufacture of 1cc plunger tips that have historically been sold by West to BD’s Holdridge plant; West shall endeavor to complete the manufacture of the additional set of 1cc plunger tip tooling by March 1, 2006.  BD shall purchase not less than the lesser of [* *]  of the 1 cc plunger tips during calendar year 2006 or [* *] of the 1cc plunger tips each month during calendar year 2006 beginning with the month in which the tooling is ready for production, or in any event pay West for same; provided, that BD shall promptly validate and approve the tooling.  West will reduce the price charged for the 1cc plunger tips from the amount reflected in Exhibit A to [* *] for the remainder of the Term, exempt from PPI Index or other annual price adjustments.

1.6                                 BD 0.5cc Plunger Tips.  As of the Effective Date, BD purchases 0.5 cc plunger tips from West’s Kearney and St. Austell manufacturing plants for syringes manufactured in Ireland.  BD is considering moving this syringe business from Ireland to its plant in Holdrege.

2.                                       Price and Price Adjustments.

2.1.                              Product prices are set forth on Exhibit “A” hereto.  Product prices shall be firm through the 3-year Term of this Agreement, subject to this Section 2.

2.2.                              For the contract year beginning October 1, 2005, the prices set forth in this Agreement for all Products other than plastic Products manufactured by West shall be adjusted based on any increase or decrease in the United States Producer Price Index (the “US PPI Index”) for “Other Synthetic Elastomers” issued by the U.S. Bureau of Labor Statistics (Ref. WPU 071102) compared to the preceding year.  For purposes hereof, the foregoing US PPI Index assessment shall be made by averaging the US PPI Index for each of the twelve months in the year ending June 30, 2005 and comparing that average US PPI Index to the average US PPI Index for the twelve months ending June 30, 2004.  The percentage change resulting from the

3

foregoing assessment shall then be multiplied by [* *]  to arrive at the price adjustment percentage used to calculate the price adjustments for such contract year. Similar adjustments shall also be made effective each subsequent October 1 during the Term for each successive contract year, based upon an average US PPI Index for the twelve month period ending the preceding June 30.  Price adjustments shall become effective as of the beginning of the applicable contract year.  For purposes of this Agreement, the term “contract year” means a twelve month period beginning October 1 and ending September 30 during the Term.  Any amounts payable by BD pursuant to Section 2.6 or Section 2.7 or Section 2.8 below shall be reconciled with any US PPI Index adjustments arising pursuant to this Section to avoid double-counting of price increases.

2.3.                              The prices set forth in this Agreement for plastic Products (excluding items manufactured for and/or sold to BD by West’s Tech Group Division) shall be adjusted on a quarterly basis by the percentage increase or decrease in West’s actual cost for the resins used in the manufacturing of the plastic Products.  Such adjustments shall be made each calendar quarter during the Term using the change in the applicable resin prices over the preceding three month period.  West shall provide reasonable documentation of such cost changes as requested by BD.

2.4.                              Product prices reflected in this Agreement are based upon the Product Specifications (as defined herein).  Prices for items sold by West but not covered hereby and Products for which BD requires the Product Specifications to be revised shall be quoted by West at BD’s request.

2.5.                              BD has developed purchasing strategies regarding the purchase of certain goods and services that West is not presently taking advantage of, which BD will provide to West (“Purchasing Strategies”).  West and BD will participate in a program to actively pursue Purchasing Strategies. The parties will meet on a regular basis to review the parties’ progress regarding Purchasing Strategies. Notwithstanding the foregoing, West shall not be obligated to incur expenses associated with its participation in pursuing Purchasing Strategies that would cause it to materially

4

exceed its current budget for similar activities unless and until the parties resolve the apportionment of the incremental expenses. Any savings arising due to West’s application of these Purchasing Strategies shall off-set any price increases arising pursuant to Sections 2.2, and any savings in excess of such US PPI Index and/or European PPI Index price increases shall be carried forward to offset US PPI Index and/or European PPI Index price increases (as applicable) in later contract years during the Term, or may be applied towards PPI-based price increases which may arise under a successor agreement.

2.6.                              If a catastrophic event occurs, West shall impose a surcharge as described below on all Products solely for the duration of the catastrophic event.  For purposes hereof, a “catastrophic event” shall be deemed to occur whenever the aggregate increases in any or all of the raw materials associated with manufacturing Products (excluding any increases which result from events under the commercially reasonable control of West) exceed ten percent (10%) of the price charged for such Products (as referenced in Exhibit A hereto) as compared to the costs associated with manufacturing Products sixty days previous.  In the event of a catastrophic event, West shall be entitled to impose a surcharge on the Products equal to any resulting incremental raw material costs associated with manufacturing Products which are in excess of the above-referenced ten percent (10%) increase threshold.  Costs will be assessed as actually incurred by West, not when notice of cost increases is received by West.  West must provide BD with reasonable evidence of such cost increases, and any surcharges shall be reconciled with any changes in the US PPI Index and/or European PPI Index (as applicable) to avoid double-counting of price increases.

2.7.                              Goodyear.  BD agrees to a one-time increase in the price of all Products containing Goodyear polyisoprene as set forth in Exhibit D.  The Goodyear increase will be payable on October 1, 2005 and October 1, 2006.  Variable cost increases for each of the installments are identified in attachment “Goodyear”.  West shall not be entitled to any further adjustment due to any further increase in the cost of

5

polyisoprene.  Any subsequent changes in polyisoprene will be deemed included the annual US PPI Index and European PPI Index reviews as described in Sections 2.2 and 2.3, respectively.  Following the expiration of the Term, the portion of the Goodyear increase that was imposed effective on October 1, 2006 shall cease to be imposed.

2.8.                              BD agrees to a [* *]  increase on selected VMS/Euro Luer sleeves as set forth on Exhibit A.  The increase will be effective October 1, 2005; there will be no price increase on the foregoing Products for the Contract Year beginning on October 1, 2006.

3.                                       Rebates.

3.1.                              Provided that there have been shipments of at least [* *] during the 2005 contract year, BD shall be entitled to earn rebates based upon purchases of Products by BD (including without limitation purchases pursuant to Section 1.2), its subsidiaries, and any BD contract manufacturers or assemblers designated by BD as described below during contract year 2005 (the “Rebate”).  The Rebate shall be calculated based on a Rebate Percentage of [* *] of applicable shipments (as defined below).

3.2.                              The Rebate will be equal to the Rebate Percentage multiplied by the amount of applicable shipments made in the applicable contract year; “applicable shipments” shall mean the aggregate invoiced price of shipments made within or from the Territory net of all other credits, allowances, rebates, returns, and the like.

3.3.                              West shall provide BD with an accounting by October 25, 2005 of the Rebate payable to BD with respect to the applicable shipments for the contract year ending September 30, 2005.  The Rebate shall be paid by West to BD by November 15, 2005.

3.4.                              BD shall receive credit towards aggregate applicable shipments for the contract year ending September 30, 2005, up to a maximum of $500,000, for stoppers

6

purchased by BD Mexico from West Mexico used to manufacture goods shipped into, and solely for use in, the United States; provided, that the Rebate shall be computed net of these purchases.  BD must detail in writing the value of the foregoing stopper purchases to West by October 15, 2005.

3.5.                              For purposes of assessing the amount of applicable shipments of Products made in a particular contract year, BD shall receive credit for orders placed where West is unable to ship when requested by BD, so long as BD has provided appropriate lead times for delivery, and for shipped Products which have been rejected by BD for failure to comply with the Product Specifications; provided, that no credit shall be allowed for the replacement, conforming shipment.  In this event, the Rebate associated with the late-shipped or non-conforming Products shall be included in the Rebate in the following contract year (or if there is no Rebate, paid to BD).

3.6.                              For purposes of assessing Rebate calculations and aggregate shipments only, the exchange rates for amounts invoiced outside of the United States in local currency shall be those reflected in Exhibit B.

3.7.                              By the fifteenth day of each month of the Term, West will provide BD with a monthly and year-to-date report of all shipments of Products within or from the Territory, indicating West and BD Product numbers, West facilities at which the shipped Products were manufactured, and other relevant particulars.  West’s monthly reports shall include sales by items and amounts paid in local currency, and shall be sent by West’s Account Manager to BD’s Category Manager

4.                                       Additional Savings.  West and BD will work toward the implementation of cost reduction ideas.  Concepts include, but not limited to, cure cycle reductions, compound changes, and 6 Sigma projects.  West agrees to identify and implement [* *]  in savings opportunities by September 30, 2005; if West has not identified savings opportunities of at least [* *] by such date, West shall pay the difference to BD on or before November 15, 2005.

5.                                       Taxes.  All sales and use taxes, and import and export duties levied by any governmental body relating to this Agreement shall be paid by BD.

7

6.                                       Supplier Opportunities.

6.1.                              BD will use commercially reasonable efforts to provide West the opportunity to quote on all proposals for BD’s purchase of elastomer components, plastic products and metal seals for new projects and new outsourcing opportunities.

6.2.                              BD agrees to use reasonable commercial efforts to provide West with an opportunity to bid to supply other items within West’s capabilities including, but not limited to, plastic or TPE components and/or assemblies.  West product offerings purchased by BD by operation of this subsection shall be deemed included within the definition of Product and shall count towards BD’s Rebate as of the date BD begins purchasing that product offering.

6.3.                              BD shall provide West with timely notice of applicable development projects and proposals covered by this Section 6.

6.4.                              Unless otherwise agreed, the purchase of products from West resulting from this Section 6 will be governed by the terms of this Agreement (including, without limitation, counting towards applicable shipments and Rebates), and the Exhibits hereto will be modified appropriately.

6.5.                              Notwithstanding anything contained in this Section 6 to the contrary, BD shall not be required to consider any proposal of, or purchase any products from, West if doing so would violate any contractual obligation of BD or any of its affiliates.

6.6.                              West shall participate in the Supplier Program as set forth in Exhibit C.

8

7.                                       Purchase Orders and Forecasts; Site Approval.

7.1.                                    Firm orders for Product shall be placed by BD in writing or by telephone, provided that all telephonic orders are confirmed in writing promptly thereafter, in Europe to the West sales office appropriate for the BD location, and in the United States to the location designated by West.  All orders shall specify quantities ordered, delivery and shipping instructions and such other information as West may reasonably request in order to allow West to fill the order.  Lead time on orders shall be four to twelve weeks (as then confirmed by West), unless otherwise specified in writing.

7.2.                              Until such time as the parties implement the forecasting program described in Section 3.8 above, West and BD shall cooperate fully in estimating and scheduling orders of Products placed by BD pursuant to this Agreement.  Prior to the end of each contract year during the Term, BD shall provide to West BD’s non-binding estimate of its quarterly demand for Product for the next contract year.  Product shall be delivered only in response to firm BD purchase orders indicating exact quantities ordered and requested delivery dates.

7.3.                              To the extent West wishes to obtain prompt qualification and approval of alternative West manufacturing sites for Products as may be mutually agreed between the parties, BD agrees to use reasonable efforts to promptly inspect such sites.  In the event that West reasonably determines that it should move the manufacturing of any Product to an alternate West plant so as to prevent that Product from becoming noncompetitive, BD shall inspect and will consider the alternate West manufacturing site.  The qualification of alternative sites, including Kovin, will be considered for approval provided a reasonable business case for doing so can be demonstrated. For Products which BD has determined to be noncompetitive, BD will consider the alternate site business case before BD discontinues purchasing the Product at issue from West. West shall, to the extent practicable, provide BD with commercially reasonable advance notice of any planned changes in West manufacturing sites. The parties shall negotiate in good

9

faith the allocation of any incremental costs incurred by either party associated with changes in West manufacturing sites requested by BD.

8.0                                 Order Cancellations.  Orders within standard leadtimes are not subject to cancellation, change, reduction in amount or suspension of deliveries, except with West’s consent.  Orders outside of standard leadtimes are subject to cancellation, change, reduction in amount or suspension of deliveries so long as the raw materials associated with such orders have not been purchased or the manufacturing of the Products in such order has not begun.  West’s failure to deliver as promised or West’s notification to BD of West’s inability to meet agreed-upon lead times will allow BD, in addition to any other rights it may have, the option to cancel the order for that delivery.

9.0                                 Payment Terms.

9.1                                 Payment are to be made in the currencies as identified in Exhibit A.  That is, for example, Products quoted in British Pounds and payable in British Pounds.  Payments are due in accordance with the order acknowledgements provided by West in the country of sale in response to each BD order, such acknowledgements to be consistent with the payment terms in effect as of the Effective Date. Thereafter, a late payment penalty of 1.5% may be charged on any unpaid balance following West’s notice of late payment to BD and BD’s failure to promptly remit payment; provided, that West will waive such penalty to the extent of any good faith dispute raised by BD, so long as BD promptly provides West with notice of and reasonable detail regarding such dispute following BD’s receipt of West’s notice. If BD remains in default in any non-disputed payment due, then West, after thirty (30) days following such notice, at its option and without prejudice to its other lawful remedies, may defer delivery.

9.2                                 If shipments are delayed by BD for any cause, (i) West may invoice BD for such shipment, and payment therefor will become due as provided in Section 9.1 and (ii) West may store the Products and such storage shall be at BD’s risk and expense as provided in Section 11 hereof. If BD delays manufacture of Products by West for

10

any cause, a partial payment based upon the proportion of the order completed may be invoiced to BD and will become due as provided in Section 9.1.

10.                           Delivery; Risk of Loss.  Unless otherwise agreed, all North American sales are F.O.B. point of manufacture and all European sales are delivered CIF.  Shipping dates are estimates only, but West will endeavor to ship by that date based upon prompt receipt from BD of all necessary shipping and other information.  Delivery of 10% more or less than the quantity specified shall constitute fulfillment of the order and such order shall be deemed closed.  West reserves the right to make delivery in installments, which shall be separately invoiced and paid for by BD when due per invoice, without regard to subsequent deliveries.

11.                                 Storage.  If Products are not shipped within 30 days after notification has been made to BD that they are ready for shipping for any reason within BD’s reasonable control, including BD’s failure to give shipping instructions, West may store the Products at BD’s risk and expense in a warehouse or upon West’s premises, and BD will pay all handling, transportation and storage costs at the prevailing commercial rates within thirty (30) days following West’s submission of invoices for such costs. If shipping or progress of the work is delayed or interrupted by BD directly or indirectly, BD will pay West for all resulting additional charges.

12.                                 Insurance.  Until payment in full of the purchase price, BD shall maintain insurance covering all Products sold by West to BD in such amounts and against such risks as is customary by companies engaged in the same or similar business and similarly located, and shall, upon West’s request, furnish evidence of such insurance satisfactory to West.

13.                                 Inspection.  Except for Products which BD notifies West are certified, BD will visually examine each shipment upon its arrival at the specified destination in accordance with BD’s standard sampling and other inspection procedures, and will promptly notify West in writing of any shortage, loss or damage apparent under reasonable visual examination.  Failure by BD to notify West within 60 days of such examination will constitute a waiver of all claims for such shortage, loss or damage solely to the extent they are not latent. Claims for loss or damage to Product in transit by common carrier must be made by BD to

11

the carrier and not West.  If defects in excess of those permitted under the associated Product Specifications (including without limitation AQLs) are detected and a joint investigation by BD and West confirms that Products did not conform to their Specifications, then the provisions of Section 15 shall apply.

14.                                 Unavoidable Delays.  West assumes no responsibility for any loss or damage occurring by reason of delay or inability to deliver caused by fires, strikes, accident, delays of common carriers or from any other cause which is unavoidable and beyond West’s reasonable control and without the fault or negligence of West.  Should any of such events occur, West shall give prompt notice to BD of such cause, and shall take whatever commercially reasonable steps are necessary to relieve the effect of such cause as rapidly as possible.  Notwithstanding the foregoing, BD, at its option, may cancel its order with respect to any undelivered goods or extend the delivery date for a period equal to the time lost because of such delay.  If BD elects to so cancel the order, West will be released from all liability for failure to deliver Products subject to the order in question.

15.                                 Warranties; Remedies and Limitations of Liability.

15.1                           Product Warranty.  West represents to BD that as of the date of shipment, the Products shall conform to the specifications mutually agreed to in writing by West and BD (collectively, the “Product Specifications”); provided that, BD acknowledges and agrees that all Products are sold only on the basis that it is the sole responsibility of BD to assure that the Products are fit for the uses and purposes for which BD intends to use them, and are compatible with BD’s particular product and its processing and packaging methods.  THE FOREGOING WARRANTY IS IN LIEU OF ALL OTHER EXPRESS AND IMPLIED WARRANTIES, INCLUDING, WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

12

15.2                           Remedies of Seller.  West will promptly replace any of the Products shown to be nonconforming to Product Specifications at time of shipment, or at West’s option, provide BD with a credit for their contract price. Products claimed to be nonconforming shall not be returned without West’s prior written approval.  West may request that BD destroy nonconforming Product, such destruction to be certified in writing by an authorized representative of BD.  EXCEPT AS PROVIDED IN SECTION 15.3, THE PROVISIONS OF THIS SECTION 15 SET FORTH BD’S EXCLUSIVE REMEDY AND WEST’S SOLE LIABILITY WITH RESPECT TO ANY CLAIM RELATING TO PRODUCT DEFECT OR NONCONFORMANCE, WHETHER TORT OR IN CONTRACT AND IN NO EVENT SHALL WEST BE LIABLE FOR ANY OTHER FURTHER DAMAGE, COST, EXPENSE OR LIABILITY OF ANY KIND WHATSOEVER, WHETHER DIRECT OR INDIRECT, INCLUDING WITHOUT LIMITATION ANY INCIDENTAL, PUNITIVE, EXEMPLARY, OR CONSEQUENTIAL DAMAGES.  IN NO EVENT SHALL BD BE LIABLE HEREUNDER FOR ANY INCIDENTAL, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES EXCEPT FOR LOST PROFITS FOR PRODUCTS ORDERED WHICH ARE WITHIN THE APPLICABLE LEAD TIME WINDOW STARTING AS OF THE DATE OF TERMINATION OF THE AGREEMENT.

15.3                           Notwithstanding anything contained in Section 15.2 to the contrary, the foregoing limitation of remedy shall solely apply as between the parties hereto, and shall not limit West’s liability to third parties for claims alleged or brought directly against West or claims alleged or brought against BD where BD timely joins West as a third party defendant (or where claims have only been alleged, where BD requests that West participate in settlement discussions), to the extent of West’s liability to such third party. Nothing contained in this Agreement shall be construed, and the absence herein of any express indemnification of BD by West shall not be construed, as a waiver, either express or implied, by BD of or as a limitation on the right of BD to pursue any common law right to indemnity or contribution from West.

13

15.4                           West represents and warrants that it owns or has valid rights to use all of the intellectual property rights or other proprietary rights which are used, employed or embodied in the manufacture of the Products, and that the Products do not infringe upon any patent or other proprietary right of any third party, except to the extent of any BD-supplied intellectual property or other proprietary rights.

16.                           Drawings and Tooling.

16.1                           All West specifications, Product Specifications, drawings, designs, data, information, ideas, methods, patterns, and/or inventions made, conceived or developed without material assistance by BD will vest in and inure to West’s sole benefit notwithstanding any charges therefor which may have been or may be imposed by West.

16.2                           All BD specifications, drawings, design, data, information, ideas, methods, patterns, and/or inventions made, conceived or developed without material assistance by West will vest in and inure to BD’s sole benefit.

16.3                           Maintenance for and the assessment of the tooling (including molds and dies) used by West to manufacture Products hereunder shall be managed as follows:

16.3.1                  New and Replacement Tools.  The manufacture of new tools and replacement tools manufactured by West shall be of the subject matter of separate development agreements. [ * * ]  In addition, West will perform a Mold Condition Review (“MCR”) on new and replacement tools on an annual basis (or as otherwise specified in the associated development agreement) during the useful life of the tooling. [ * * ]

16.3.2      Existing Tools.  West shall perform an MCR on tools that are in existence as of the date of this Agreement that are used by West to manufacture Products hereunder on an annual basis (unless the parties agree otherwise) [* * ].  BD shall be liable for the expense of any maintenance and/or repairs to the tooling.  When appropriate, West shall provide BD with a proposed development agreement to address the manufacture of replacement tooling for those tools that warrant replacement.

16.3.3                  Annual Tooling Meeting.  BD and West shall meet annually to review the condition of the existing tooling, any new and replacement tooling being manufactured, and expected tooling requirements for the ensuing year.  In connection with the annual tooling meetings and in no event later than the end of the first quarter of each Contract Year, West shall provide an estimate of any replacement tooling requirements (in U.S. Dollars) by Product, for each BD manufacturing location purchasing Products pursuant to this Agreement.

14

16.3.4                  Tooling Quotes.  West will provide BD with a breakdown of the component costs of any tooling quotations in all applicable development agreements.

16.4                           Injection molding tooling (including molds and dies) for plastic Products designed or fabricated by West on or after the Effective Date will be owned and returned to BD upon request. All other tooling designed or fabricated by West shall be owned by BD (once paid in full) but shall not be provided to BD under any circumstances.  Tooling supplied by BD will be returned to BD upon BD’s request and will be shipped F.O.B. West’s plant and subject to normal packing charge.  If West cannot perform its obligations hereunder, West will work in good faith with BD to move the tooling to another location in order to accelerate the resumption of production.  All tooling (excluding plastics tooling) held in West’s plant three years after completion of the most recent production order will be considered obsolete and West may dispose of such tooling if, within ninety days following West’s notice to BD of the intended disposal of the tooling, BD has not responded to the notice.

17.                           Term and Termination; Survival.

17.1                           This Agreement will commence on October 1, 2004 and, unless terminated earlier as provided herein, will continue in effect until September 30, 2007 (the “Term”).

17.2                           In addition to any other rights or remedies it may have, either party has the right to terminate this Agreement upon a material breach by the other party upon 45 days’ written notice if such breach is not cured within such 45-day period. Such written notice will specify in reasonable detail the material breach and the basis upon which the Agreement is to be terminated.   If by its nature, such breach cannot be cured within such 45-day period, and the breaching party is proceeding diligently to effect a cure of such breach, then this Agreement may not be terminated for an additional 30 days or until such time as the breaching party ceases to effect a cure, whichever is shorter.

17.3                           This Agreement may be terminated by either party on immediate written notice in the event that the other party (i)(A) institutes any proceeding or files a petition

15

commencing a voluntary case for the relief of debtors, or seeking liquidation, dissolution, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for any party hereto or for any substantial part of its property, (B) shall admit in writing its inability to pay its debts generally, (C) shall make a general assignment for the benefit of creditors, or (D) shall take any action to authorize or effect any of the actions set forth above in this subsection; or (ii) becomes the subject of any proceeding seeking to adjudicate it a bankrupt or insolvent, or seeking dissolution, liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for the parties hereto or any substantial part of its property, and either such proceeding shall remain undismissed or unstayed for a period for a period of sixty (60) days or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against it or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property) shall occur.

17.4                           Sections 15, 16, 20, 26.2 and 26.3 hereof and BD’s payment obligations, if any, existing at the time of termination, shall survive termination and continue until complete satisfaction of the rights and obligations of the parties thereunder.

18.                           Compliance with Laws.  West shall comply with all applicable state, federal and foreign laws and regulations regarding the manufacture and delivery of Product, including but not limited to the US Food, Drug and Cosmetic Act.

19.                           Manufacturing Regulatory Matters.

19.1                           West shall maintain all applicable regulatory and governmental permits, licenses and approvals required to manufacture and ship to BD.

16

19.2                           West will be responsible for any reporting of matters regarding the manufacture of Products to the US Food and Drug Administration (“FDA”) and other relevant regulatory authorities, in accordance with applicable laws and regulations.  West shall immediately notify BD of any such matter and promptly furnish complete copies of such reports to BD.  West shall also advise BD of any occurrence or information that arises out of West’s manufacturing activities, whether or not occurring with Products, which has adverse regulatory compliance and/or reporting consequences concerning Products.

19.3                           West shall be responsible for handling and responding to any appropriate governmental agency inspections with respect to Products during the Term.  West shall provide to BD any information reasonably requested by BD in connection with any governmental inspection related to Products.  West shall immediately advise BD of any requests by any governmental agency for such inspections with respect to Products.

19.4                           In the event West is inspected by the FDA, or any similar or health authority, West shall promptly notify BD of any alleged violations or deficiencies relating to the manufacturing facility at which Products are manufactured, packaged or stored, and shall promptly disclose to BD all relevant portions of any notice of observations or potential violations (e.g. FDA Form-483) as well as a copy of West’s response thereto.

19.5                           West certifies it has not and will not use in any capacity the services of any person, including any firm or individual, debarred or subject to debarment under the Generic Drug Enforcement Act of 1992, amending the Food Drug and Cosmetic Act at 21 USC 335a.  West agrees to notify BD immediately in the event any person providing services to West under the scope of the work of this Agreement is debarred or becomes subject to debarment.  West further certifies that it: (i) is not currently excluded, debarred, or otherwise ineligible to participate in the federal health care programs as defined in 42 U.S.C. § 1320a-7b(f) (the “Federal Health Care Programs”) or generally from federal procurement and non-procurement

17

programs; (ii) is not convicted of a criminal offense related to the provision of health care items or services but not yet excluded, debarred, or otherwise declared ineligible to participate in the Federal Health Care Programs, or generally from federal procurement and non-procurement programs; and (iii) is not under investigation or otherwise aware of any circumstances which may result in such exclusion from participation in the Federal Health Care Programs, or generally from federal procurement and non-procurement programs.

19.6                           For the limited purpose of permitting a quality and compliance audit, West shall grant to authorized quality control representatives of BD (or a third party hired on behalf of BD who is reasonably acceptable to West), upon reasonable notice and during normal business hours, access to areas of West’s plants where, and at such times as, Products are being manufactured and tested for BD.  BD shall provide West at least seven working days notice in writing of its desire to have such access.  West shall promptly respond to BD’s request and the parties shall agree on the time of the audit.  West shall respond in writing to BD regarding any items of noncompliance identified by BD during such audits within 20 working days of BD’s notice thereof.  Further, West shall use its best efforts to remedy any such items of noncompliance promptly after notice thereof.

19.7                           BD shall have the right, subject to prior advance notice of at least seven working days, and during normal business hours, to examine those technical records made by West that only relate to Products and not to West operations generally.

19.8                           To the extent Products or their particular manufacture is the specific subject, West shall notify BD, within two business days of receiving notice of the same, of any and all inspections of any West plant by the FDA or other regulatory body.

19.9                           In the event West should become aware of information that may require a recall, field alert, product withdrawal or field correction (a “Field Action”) arising from any defect in any Products provided under this Agreement, West shall immediately notify BD in writing.  In the event that BD institutes a Field Action based on

18

product safety and efficacy with respect to any of its products due to any non-conformance by any Products to their Specifications, BD will immediately notify West; provided, that to the extent reasonably practical, BD shall give such notice to West prior to BD’s initiation of the Field Action. BD shall be entitled to control any such Field Action, and West shall reimburse BD for West’s share (based on the comparative fault of BD, if any, and West in contributing to the circumstances giving rise to such Field Action) of the direct costs and expenses reasonably and actually incurred by BD in connection therewith.  West shall not reimburse BD for any costs and expenses to the extent that BD, in controlling the Field Action, institutes actions that exceed commercially reasonable standards for responding to the circumstances giving rise to the Field Action. West shall not act to initiate a recall, field alert, and product withdrawal or field correction with respect to Products supplied to BD without BD’s prior written consent except as may be required by law on advice of counsel.

20.                                 Confidentiality.

Any Confidential Information provided by one party to the other party in connection with this Agreement shall be subject to the terms of the Confidentiality Agreement, dated July 5, 1995, by and between West and BD.  The term “Confidential Information” shall have the same meaning as set forth in the July 5, 1995 Confidentiality Agreement, a copy of which is attached hereto as Exhibit ”E”.  Any other agreements or any modification to the July 5, 1995 Confidentiality Agreement, if any, that (i) was agreed to by the parties prior to the Effective Date of this Agreement and (ii) would relate to the exchange of Confidential Information in connection with this Agreement, shall not be applicable to the exchange of Confidential Information under this Agreement.

21.                                 Quality Improvements.  West and BD will participate in a quality improvement program.  This program may address improvements to current BD specifications (including reduced AQL levels).  West will endeavor to maintain its AQL levels consistent with those maintained by the medical device industry (but in all cases at levels complying with the

19

Product Specifications).  Each party will appoint appropriate staff members to a joint quality improvement team, which will then collectively prepare a quality improvement plan.  The quality improvement team will meet on a quarterly basis to review the parties’ progress and establish goals, the team’s direction, and applicable timetables.  Notwithstanding the foregoing, West shall not be obligated to incur expenses associated with its participation in the joint quality improvement team that would cause it to materially exceed its current budget for similar activities unless and until the parties resolve the apportionment of the incremental expenses.

22.                                 Service Levels.  West and BD will participate in a service level improvement program.  This program may address improvements to on time delivery of Products, reduced lead times, and BD inventory reduction.  Each party will appoint appropriate staff members to a joint service level improvement team, which will then collectively prepare a service level improvement plan.  The service level improvement team will meet on a quarterly basis to review the parties’ progress and establish goals, the team’s direction, and applicable timetables.  Notwithstanding the foregoing, West shall not be obligated to incur expenses associated with its participation in the joint service level improvement team that would cause it to materially exceed its current budget for similar activities unless and until the parties resolve the apportionment of the incremental expenses.  In addition, West agrees to participate in the Supplier Management Program attached hereto as Exhibit C.

23.                                Technical Reviews.  West shall periodically (but no less than once each year) coordinate and sponsor a joint technical review which will examine, without limitation, technical advances made by West that may directly or indirectly benefit BD.

24.                                Catastrophic Events.  If a catastrophic event occurs which effects a change in BD’s demand for Products, the parties agree to meet and work together to attempt to resolve and/or address such changes in a manner beneficial to both BD and West; such changes may include, without limitation, termination of this Agreement.  BD and West shall pursue such discussions in good faith and without undue delay.

20

25.                                Certain Changes.  BD and West agree to negotiate in good faith the allocation of validation-related expenses associated with manufacturing changes instituted by West where there is no reasonable benefit to BD in implementing such changes, to the extent that such costs exceed the amounts that BD customarily budgets for such changes.

26.                                Miscellaneous.

26.1                            Conflicting Documents.  To the extent that any purchase orders, invoices, sales receipts, shipping documents, forms, billing documents or other similar documents issued in connection with the sale of Product by West to BD contain terms or conditions which are in conflict with, or derogate from this Agreement, they shall be null and void and the terms of this Agreement shall control.

26.2                            Assignment.  Neither this Agreement nor any of the rights hereunder may be assigned by either party hereto except with the prior written consent of the other party, which consent shall not be unreasonably withheld or delayed.  Any attempt to assign any of the rights, duties or obligations contained herein without the requisite consent shall be void. In the event of an assignment by West, West’s assignee must assume all of the duties and obligations imposed upon West hereunder.

26.3                            Notices.  All notices, requests, consents and other communications required or permitted under this Agreement shall be in writing and shall be hand-delivered by messenger or courier service, including overnight delivery (such couriered notice to be effective on the date of delivery), sent by telecopier communication (such telecopier communication to be effective on the date transmitted), or mailed by registered or certified mail, postage prepaid, return receipt requested (such mailed notice to be effective on the date such receipt is acknowledged), and addressed to:

If to BD:

Becton, Dickinson and Company

1 Becton Drive

Franklin Lakes, New Jersey 07417

Telecopier Number – (201) 847-4870

Attention:  Category Manager

21

with a copy to:

Becton, Dickinson and Company

1 Becton Drive

Franklin Lakes, New Jersey 07417

Telecopier Number – (201) 848-9228

Attention:  General Counsel

If to West:

West Pharmaceutical Services, Inc.

101 Gordon Drive

Lionville, Pennsylvania 19341

Telecopier Number - (610) 594-2997

Attention:  Vice President - Sales

with copy to:

West Pharmaceutical Services, Inc.

101 Gordon Drive

Lionville, Pennsylvania 19341

Telecopier Number - (610) 594-3013

Attention:  General Counsel

or to such other place and with such copies as either party may designate by written notice to the other party in the manner prescribed above.

26.4                            Applicable Law. This Agreement shall be construed and interpreted in accordance with the laws of the State of New Jersey, regardless of the laws governing the principles of conflicts of laws applicable thereto.

26.5                            Severability.  If any term or provision of this Agreement shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other term or provision hereof, and this Agreement shall be interpreted and construed as if such term or provision, to the extent the same shall have been held to be invalid, illegal or unenforceable, had never been contained herein.

22

26.6                            Entire Agreement; Amendments; Waiver.  This Agreement and the Exhibits attached hereto, which are incorporated herein by reference, constitute the entire agreement between the parties concerning the subject matter contained in this Agreement and supersedes all written or oral prior agreements or understandings with respect thereto.  No course of dealing, usage of trade or course of performance will be relevant to explain or supplement any of these terms and conditions.  No variation or modification of any of the terms or exhibits of this Agreement or any waiver of the terms of provisions hereof shall be valid unless in writing and signed by an authorized representative of each party.  Failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of such rights nor shall a waiver by a party in one or more instances be construed as constituting a continuing waiver or as a waiver in other instances.

26.7                            Announcement Review.  Each party will provide to the other party for prior review and comment any proposed announcement (whether for internal or external distribution) concerning this Agreement.  The parties agree that any such announcement shall not contain confidential information of the other party and, if disclosure of confidential information is required by law or regulation, shall make reasonable efforts to minimize such disclosure.  Each party shall have the right to expeditiously review and recommend changes to any announcement regarding this Agreement or the subject matter of this Agreement.  Except as otherwise required by law, the party whose public announcement has been reviewed shall remove or revise any information the reviewing party reasonably deems to be inappropriate for disclosure.

26.8                            Independent Contractor Status.  The relationship of West and BD established by this Agreement is that of an independent contractor.  Nothing contained in this Agreement shall be construed to constitute West or BD as a partner, agent or joint venturer with the other party or as a participant in a joint or common undertaking with the other party.

23

26.9                            Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be an original but together shall constitute a single Agreement.

26.10                      Headings.  The paragraph headings herein are for convenience only and shall not affect the meaning or interpretation of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute this Agreement.

BECTON, DICKINSON AND COMPANY		WEST PHARMACEUTICAL SERVICES, INC.

By:	/s/ Chris Shanahan	By:	/s/ Donald E. Morel, Jr., Ph.D.

Name:	Chris Shanahan	Donald E. Morel, Jr., Ph.D.
Title:	Vice President, Global Procurement	Chairman of the Board and Chief Executive Officer

24

Exhibit A

Product Pricing

Exhibit B

Exchange Rates

Exchange rates for assessing Rebates and aggregate purchases shall be based upon $1.00 U.S. equaling:

U.K. Pounds Sterling	0.54
Euro	.7692

Exhibit C

Supplier Management

BD has instituted a Supplier Management Program by which it tracks the performance of its suppliers and develops with those suppliers processes designed to improve supplier performance across a set of defined metrics.  West intends to participate in the Supplier Management Program as follows, subject to budgetary and operational constraints:

1.                                       West will be rated on:

(a)                                  Quality of Products – based on the percentage of accepted incoming lots;

(b)                                 Delivery of Products – based on

on-time delivery of Products

quantity delivered versus quantity ordered

shipments per shipping instructions (including documentation);

(c)                                  Net Price – history and comparison to market;

(d)                                 Service – response time and quality of service received.

2.                                       Evaluation meetings, which shall be jointly scheduled.

3.                                       West will endeavor to improve its performance when necessary and propose corrective actions for any negative trends.

4.                                       West will permit BD to conduct operational (non-financial) audits pursuant to mutually agreeable terms during normal business hours upon reasonable notice.

5.                                       West will assign resources to manage continuous improvement programs.

6.                                       West will strive as it deems appropriate to become a certified supplier to all applicable BD facilities to which West supplies Products.

7.                                       West will, as it deems appropriate, pursue, achieve, and/or maintain ISO Certification.

Development Agreement

Exhibit D

Goodyear

Exhibit E

CONFIDENTIALITY AGREEMENT

This Confidentiality Agreement (“Agreement”), effective as of July 5, 1995, is made by and between The West Company, Incorporated and its Affiliates (“West”), having its principal place of business at 101 Gordon Drive, Lionville, Pennsylvania 19341, and Becton, Dickinson and Company and its Affiliates (“Becton”), having its principal place of business at 1 Becton Drive, Franklin Lakes, New Jersey 07417-1880.

West’s business as it relates to Becton is the development of component materials and the manufacture of components, such as stoppers, for Becton. Becton is in the business of designing, manufacturing, marketing, selling and distributing medical devices and purchases a variety of components from West in connection with Becton’s business.

In connection with the ongoing business relationship between West and Becton, the parties may engage from time to time in certain projects (“Project(s)”) or communications relating to West’s components and Becton’s medical devices for the purpose of West supplying components for Becton’s medical devices (hereinafter the “Purpose”), wherein there may be discussions and/or the disclosure from one party to the other of certain confidential information regarding specific present or future medical devices of Becton and/or components of West .

In consideration of the ongoing business relationship between the parties, and intending to be legally bound, the parties agree as follows:

1.                                       As used in this Agreement, the term “Confidential Information” means information, specifications, know-how, materials, data and other communications, in oral, visual or written form, disclosed or provided by one party to the other, provided that said Confidential Information is identified as being confidential at the time of disclosure and recipient agrees to accept such Confidential Information before such disclosure is made. All written disclosures of Confidential Information considered confidential by the disclosing party shall bear the notation “Confidential.” All non-written disclosures of Confidential Information considered confidential by the disclosing party shall be confirmed as being confidential in a written document within thirty (30) days following the non-written disclosure to recipient. The written confirmation shall bear the notation “Confidential,” shall identify the particular Confidential Information that is considered confidential, and shall be addressed to the employee(s) of recipient who received such non-written disclosures.  Any information of a party that is disclosed or provided to the other party which is not in compliance with the provisions of this paragraph shall not be Confidential Information for the purposes of this Agreement and may be freely used or disclosed, without obligation or penalty, by the receiving party.

2.                                       Effective from the date of this Agreement, each Project(s), together with all disclosures and/or discussions (collectively “Communications”), wherein West and Becton will exchange Confidential Information, shall be subject to the terms and conditions of this Agreement.

3.                                       Each party agrees to maintain in confidence all Confidential Information and use Confidential Information only for the Purpose stated above. Without the prior written consent of the other party hereto, each party will not disclose any Confidential Information to any third party, except that each party may disclose Confidential Information to the directors, officers and employees of such party, and consultants of such party who have agreed in writing to be bound by the terms of this Agreement, who need to know Confidential Information in connection with the Purpose stated above.

4.                                       Each party warrants that each person to whom any Confidential Information is revealed in accordance with this Agreement shall previously have been informed of the confidential nature of Confidential Information and have agreed to be bound by the terms and conditions of this Agreement. Each party shall take measures to ensure that Confidential Information is not used or disclosed by such persons except as permitted by this Agreement.

5.                                       All Confidential Information shall remain the property of the disclosing party. Upon the written request of the disclosing party all tangible Confidential Information (including all copies thereof) shall be promptly returned to the disclosing party, provided, however, that either party may retain one (1) copy of such Confidential Information in a secure location for legal record keeping purposes.

6.                                       Each party agrees that a transfer or disclosure of information from one party to the other which was not transferred or disclosed pursuant to the provisions of Paragraph 1 hereunder, and which is identical to or substantially equivalent to information which was previously transferred or disclosed to recipient as Confidential Information in compliance with the provisions of Paragraph 1 of this Agreement, shall result in all transfers or disclosures of said information being Confidential Information under the terms of this Agreement.

7.                                       The obligations of confidentiality and non-use set forth in this Agreement shall not apply to any portion of the Confidential Information which:

a.                                       is or becomes public or available to the general public other than through the act or default of the recipient or its agents; or

b.                                      is obtained by the recipient from a third party who is lawfully in possession of such Confidential Information and is not subject to an obligation of confidentiality or non-disclosure owed to the disclosing party, or others; or

c.                                       is previously known to recipient prior to disclosure to recipient by the disclosing party under this Agreement, as evidenced by the recipient’s written records, with the exception of information subject to obligations of confidentiality under any other confidentiality agreement between the parties and entered into before the effective date of this Agreement; or

d.                                            is disclosed by the recipient pursuant to a requirement of law, provided that the recipient has complied with the provisions set forth in paragraph 7 hereof; or

e.                                             is independently developed by the receiving party without the use of Confidential Information.

 8.                                    In the event that the recipient is requested or required, by deposition,

interrogatories, requests for information, documents or admissions, subpoenas, civil investigative demands or similar process, to disclose any Confidential Information, it is agreed that the recipient will provide the disclosing party with a notice of such request(s) immediately, so that the disclosing party may seek an appropriate protective order and/or waive the recipient’s obligation to comply with the requirements of confidentiality set forth herein. The recipient agrees to cooperate with the disclosing party in connection with the disclosing party’s efforts to obtain any such order or other remedy.

 9.                                    Nothing herein shall be construed as giving the recipient any right, title, interest in or ownership of Confidential Information, and with respect to any portion thereof which is or becomes public information and is now or hereafter becomes covered by any patent, the recipient’s rights with respect thereto shall be subject to all rights of the patent owner and/or licensee.

10.                                 “Affiliates” as used herein shall mean any entity which is directly or indirectly, through one or more intermediaries, controlled by Becton or West, or is under the common control of Becton or West and another entity.

11.                                 This Agreement shall be governed, construed and interpreted by and in accordance with the laws of the State of New Jersey, U.S.A.

12.                                 This Agreement constitutes the entire agreement between West and Becton relating to the subject matter hereof and supersedes and replaces all prior agreements, discussions and rights relating to the subject matter hereof which are in effect on the effective date of this Agreement. This Agreement may only be amended by a written instrument signed by both parties hereto. No obligations of any kind are assumed by or implied against either party hereto except for those obligations expressly stated herein. All Confidential Information disclosed pursuant to such other prior agreements, discussions, and rights relating to the subject matter of this Agreement which are in effect on the effective date of this Agreement shall be subject to the terms and conditions of this Agreement.

13.                                 Delay or failure to exercise any right or remedy hereunder shall not impair such right or remedy or be construed as a waiver thereof or as acquiescence in a breach of this Agreement. Any single or partial exercise of any right or remedy shall not preclude any other or further exercise thereof or the exercise of any other right or remedy.

14.                                 The obligations of Confidentiality under this Agreement shall be binding upon the recipient, its successors and assigns for a period of ten (10) years from the date of each disclosure made hereunder, and shall inure to the benefit of and shall be enforceable by the disclosing party, its successors and assigns.

15.                                 The obligations of confidentiality under this Agreement shall survive the termination of this Agreement.

THE WEST COMPANY, INCORPORATED		BECTON DICKINSON AND COMPANY

By	/s/ J. E. Dorsey	By	/s/ Alfred J. Battaglia
J.E. Dorsey		Alfred J. Battaglia
Executive Vice President		Group President and
and Chief Operating Officer		Chief Information Officer

BD U.S. PRICE SCHEDULE

EXHIBIT A

(Effective 10/1/05 thru 9/30/06)

MATERIAL NOTED WITH [* *] IS CONFIDENTIAL AND HAS BEEN OMITTED, PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT, AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

BD	WPS		CUSTOMER	QUANTITY BREAKS AND PRICING
ITEM #	ITEM #	ITEM DESCRIPTION	#	QTY (000)	PRC/M	QTY (000)	PRC/M	QTY (000)	PRC/M
514053	10123510	[ * * ]	6407	[ * * ]	[ * * ]	—	$—	—	$—
13-153-00JAA	10142183	[ * * ]	1070	[ * * ]	[ * * ]	—	$—	—	$—
3010171JAA	10142700	[ * * ]	1070	[ * * ]	[ * * ]	—	$—	—	$—
3010191	10142780	[ * * ]	1070	[ * * ]	[ * * ]	[ * * ]	[ * * ]	—	$—
3039051JAA	10144385	[ * * ]	1070	[ * * ]	[ * * ]	—	$—	—	$—
3039041JAA	10144534	[ * * ]	1070	[ * * ]	[ * * ]	[ * * ]	$—	—	$—
3039121JAA	10145506	[ * * ]	1070	[ * * ]	[ * * ]	[ * * ]	[ * * ]	—	$—
14205AAB	10300109	[ * * ]	1070	[ * * ]	[ * * ]	—	$—	—	$—
10230AAB	10300740	[ * * ]	1070	[ * * ]	[ * * ]	—	$—	—	$—
10225AAB	10301135	[ * * ]	1070	[ * * ]	[ * * ]	—	$—	—	$—
19017AAB	10301322	[ * * ]	1070	[ * * ]	[ * * ]	—	$—	—	$—
P1002	10601188	[ * * ]	1070	[ * * ]	[ * * ]	—	$—	—	$—
301093	11100230	[ * * ]	1070	[ * * ]	[ * * ]	—	$—	—	$—
304371	11100262	[ * * ]	1070	[ * * ]	[ * * ]	—	$—	—	$—
304372	11100314	[ * * ]	1070	[ * * ]	[ * * ]	—	$—	—	$—
12792	11100316	[ * * ]	1070	[ * * ]	[ * * ]	—	$—	—	$—
304381	11100330	[ * * ]	1070	[ * * ]	[ * * ]	—	$—	—	$—
12955	11100332	[ * * ]	1070	[ * * ]	[ * * ]	—	$—	—	$—
13758	11100333	[ * * ]	1070	[ * * ]	[ * * ]	—	$—	—	$—
304374	11100336	[ * * ]	1070	[ * * ]	[ * * ]	—	$—	—	$—
304196	11100399	[ * * ]	1070	[ * * ]	[ * * ]	—	$—	—	$—
310520AAC	11100708	[ * * ]	1070	[ * * ]	[ * * ]	—	$—	—	$—
860520AAC	11100709	[ * * ]	1070	[ * * ]	[ * * ]	—	$—	—	$—
160063AAC	11100928	[ * * ]	1070	[ * * ]	[ * * ]	—	$—	—	$—
13570	11101568	[ * * ]	1070	[ * * ]	[ * * ]	—	$—	—	$—
13571	11101569	[ * * ]	1070	[ * * ]	[ * * ]	—	$—	—	$—
13572	11101570	[ * * ]	1070	[ * * ]	[ * * ]	—	$—	—	$—
13573	11101571	[ * * ]	1070	[ * * ]	[ * * ]	—	$—	—	$—
05103AAD	11101572	[ * * ]	1070	[ * * ]	[ * * ]	—	$—	—	$—
05101AAD	11101573	[ * * ]	1070	[ * * ]	[ * * ]	—	$—	—	$—
8020025	11102100	[ * * ]	1070	[ * * ]	[ * * ]	—	$—	—	$—
10200	11200305	[ * * ]	1070	[ * * ]	[ * * ]	—	$—	—	$—
10198	11200336	[ * * ]	1070	[ * * ]	[ * * ]	—	$—	—	$—
12983	11200346	[ * * ]	1070	[ * * ]	[ * * ]	—	$—	—	$—
8000271	11200353	[ * * ]	1070	[ * * ]	[ * * ]	—	$—	—	$—
8000261	11200354	[ * * ]	1070	[ * * ]	[ * * ]	—	$—	—	$—

BD	WPS		CUSTOMER	QUANTITY BREAKS AND PRICING
ITEM #	ITEM #	ITEM DESCRIPTION	#	QTY (000)	PRC/M	QTY (000)	PRC/M	QTY (000)	PRC/M
8000267	11200355	[ * * ]	1070	[ * * ]	[ * * ]	—	$—	—	$—
8000265	11200356	[ * * ]	1070	[ * * ]	[ * * ]	—	$—	—	$—
8000259	11200357	[ * * ]	1070	[ * * ]	[ * * ]	[ * * ]	[ * * ]	—	$—
8000256	11200361	[ * * ]	1070	[ * * ]	[ * * ]	—	$—	—	$—
8004372	11200362	[ * * ]	1070	[ * * ]	[ * * ]	—	$—	—	$—
13677	11200374	[ * * ]	1070	[ * * ]	[ * * ]	—	$—	—	$—
11486 BP 4658	11200375	[ * * ]	1070	[ * * ]	[ * * ]	—	$—	—	$—
12878	11200378	[ * * ]	1070	[ * * ]	[ * * ]	[ * * ]	[ * * ]	—	$—
10191	11201050	[ * * ]	1070	[ * * ]	[ * * ]	[ * * ]	[ * * ]	—	$—
8007951	11201053	[ * * ]	1070	[ * * ]	[ * * ]	[ * * ]	[ * * ]	—	$—
8007950	11201054	[ * * ]	1070	[ * * ]	[ * * ]	[ * * ]	[ * * ]	—	$—
8007952	11201056	[ * * ]	1070	[ * * ]	[ * * ]	—	$—	—	$—
8000108	11201121	[ * * ]	1070	[ * * ]	[ * * ]	—	$—	—	$—
10204	11201125	[ * * ]	1070	[ * * ]	[ * * ]	—	$—	—	$—
11364	11201142	[ * * ]	1070	[ * * ]	[ * * ]	—	$—	—	$—
12825	11201144	[ * * ]	1070	[ * * ]	[ * * ]	[ * * ]	[ * * ]	—	$—
11558	11201351	[ * * ]	1070	[ * * ]	[ * * ]	[ * * ]	[ * * ]	[ * * ]	[ * * ]
12824	11201355	[ * * ]	1070	[ * * ]	[ * * ]	[ * * ]	[ * * ]	[ * * ]	[ * * ]
13448	11201356	[ * * ]	1070	[ * * ]	[ * * ]	[ * * ]	[ * * ]	—	$—
8000379	11201359	[ * * ]	1070	[ * * ]	[ * * ]	[ * * ]	[ * * ]	[ * * ]	[ * * ]
11559	11201370	[ * * ]	1070	[ * * ]	[ * * ]	—	$—	—	$—
MRP#11557 BP 7545	11201500	[ * * ]	1070	[ * * ]	[ * * ]	[ * * ]	[ * * ]	—	$—
8000071	11201502	[ * * ]	1070	[ * * ]	[ * * ]	—	$—	—	$—
8000190	11201506	[ * * ]	1070	[ * * ]	[ * * ]	—	$—	—	$—
13604	11201525	[ * * ]	1070	[ * * ]	[ * * ]	—	$—	—	$—
13446	11201527	[ * * ]	1070	[ * * ]	[ * * ]	[ * * ]	[ * * ]	—	$—
471022030R	11401800	[ * * ]	1070	[ * * ]	[ * * ]	—	$—	—	$—
8006981	11401801	[ * * ]	1070	[ * * ]	[ * * ]	—	$—	—	$—
8005985	11401802	[ * * ]	1070	[ * * ]	[ * * ]	—	$—	—	$—
47251702 /8004371	11401803	[ * * ]	1070	[ * * ]	[ * * ]	—	$—	—	$—
11882	12100145	[ * * ]	1070	[ * * ]	[ * * ]	—	$—	—	$—
47179402	12100390	[ * * ]	1070	[ * * ]	[ * * ]	—	$—	—	$—
11881 BP 7577	12100411	[ * * ]	1070	[ * * ]	[ * * ]	—	$—	—	$—
0363AAK	12103000	[ * * ]	1070	[ * * ]	[ * * ]	—	$—	—	$—
8080553	12103003	[ * * ]	1070	[ * * ]	[ * * ]	—	$—	—	$—
10222	12200270	[ * * ]	1070	[ * * ]	[ * * ]	—	$—	—	$—
120023PLY	12200310	[ * * ]	1070	[ * * ]	[ * * ]	—	$—	—	$—
3002100AAU	12200313	[ * * ]	1070	[ * * ]	[ * * ]	—	$—	—	$—
19036AAK	12200314	[ * * ]	1070	[ * * ]	[ * * ]	—	$—	—	$—
19036AAK	12200314	[ * * ]	5973	[ * * ]	[ * * ]	—	$—	—	$—

BD	WPS		CUSTOMER	QUANTITY BREAKS AND PRICING
ITEM #	ITEM #	ITEM DESCRIPTION	#	QTY (000)	PRC/M	QTY (000)	PRC/M	QTY (000)	PRC/M
8080554	12200318	[ * * ]	1070	[ * * ]	[ * * ]	—	$—	—	$—
8080554	12200318	[ * * ]	5973	[ * * ]	[ * * ]	—	$—	—	$—
10229 BP 7259	12200440	[ * * ]	1070	[ * * ]	[ * * ]	—	$—	—	$—
10232	12200450	[ * * ]	1070	[ * * ]	[ * * ]	—	$—	—	$—
13520	12200452	[ * * ]	1070	[ * * ]	[ * * ]	—	$—	—	$—
47099702	12200620	[ * * ]	1070	[ * * ]	[ * * ]	—	$—	—	$—
47097102	12200625	[ * * ]	1070	[ * * ]	[ * * ]	[ * * ]	[ * * ]	—	$—
8020666	12200629	[ * * ]	1070	[ * * ]	[ * * ]	—	$—	—	$—
8020669	12200630	[ * * ]	1070	[ * * ]	[ * * ]	—	$—	—	$—
8020668	12200631	[ * * ]	1070	[ * * ]	[ * * ]	—	$—	—	$—
8020667	12200633	[ * * ]	1070	[ * * ]	[ * * ]	—	$—	—	$—
9470-000-004 REV B	13100123	[ * * ]	1070	[ * * ]	[ * * ]	[ * * ]	[ * * ]	—	$—
7410000AAU	15100240	[ * * ]	1070	[ * * ]	[ * * ]	—	$—	—	$—
0762TRE	16100255	[ * * ]	1070	[ * * ]	[ * * ]	[ * * ]	[ * * ]	—	$—
4424060	18109010	[ * * ]	1070	[ * * ]	[ * * ]	—	$—	—	$—
E0780001G701	19100251	[ * * ]	1070	[ * * ]	[ * * ]	—	$—	—	$—
8011648	25100004	[ * * ]	1070	[ * * ]	[ * * ]	—	$—	—	$—
7.07E+13	25100033	[ * * ]	1070	[ * * ]	[ * * ]	—	$—	—	$—
13525	25100052	[ * * ]	1070	[ * * ]	[ * * ]	—	$—	—	$—
13686	25100053	[ * * ]	1070	[ * * ]	[ * * ]	—	$—	—	$—
13238	25100091	[ * * ]	1070	[ * * ]	[ * * ]	[ * * ]	[ * * ]	—	$—
13086	25100092	[ * * ]	1070	[ * * ]	[ * * ]	—	$—	—	$—
13090	25100094	[ * * ]	1070	[ * * ]	[ * * ]	—	$—	—	$—
13028	25100095	[ * * ]	1070	[ * * ]	[ * * ]	—	$—	—	$—
13518	25100102	[ * * ]	1070	[ * * ]	[ * * ]	—	$—	—	$—
13519	25100109	[ * * ]	1070	[ * * ]	[ * * ]	—	$—	—	$—
13519	25100112	[ * * ]	1070	[ * * ]	[ * * ]	—	$—	—	$—
8002351	25100114	[ * * ]	1070	[ * * ]	[ * * ]	—	$—	—	$—
22-0239	47000246	[ * * ]	1070	[ * * ]	[ * * ]	[ * * ]	[ * * ]	—	$—
22-0239	47000246	[ * * ]	6407	[ * * ]	[ * * ]	[ * * ]	[ * * ]	—	$—
22-0235	47000247	[ * * ]	1070	[ * * ]	[ * * ]	[ * * ]	[ * * ]	—	$—
22-0232	47000251	[ * * ]	1070	[ * * ]	[ * * ]	[ * * ]	[ * * ]	—	$—
22-0233	47000252	[ * * ]	1070	[ * * ]	[ * * ]	[ * * ]	[ * * ]	—	$—
3059041JAA	51206001	[ * * ]	1070	[ * * ]	[ * * ]	—	$—	—	$—
3059011JAA	51206003	[ * * ]	1070	[ * * ]	[ * * ]	—	$—	—	$—
3010001JAA	51206005	[ * * ]	1070	[ * * ]	[ * * ]	—	$—	—	$—
3059021JAA	51206007	[ * * ]	1070	[ * * ]	[ * * ]	—	$—	—	$—
513848	54131800	[ * * ]	6407	[ * * ]	[ * * ]	—	$—	—	$—
1339000JAA	54160088	[ * * ]	1070	[ * * ]	[ * * ]	—	$—	—	$—
13-389-00JAA	54160089	[ * * ]	1070	[ * * ]	[ * * ]	—	$—	—	$—

BD	WPS		CUSTOMER	QUANTITY BREAKS AND PRICING
ITEM #	ITEM #	ITEM DESCRIPTION	#	QTY (000)	PRC/M	QTY (000)	PRC/M	QTY (000)	PRC/M
1338500JAA	54160090	[ * * ]	1070	[ * * ]	[ * * ]	—	$—	—	$—
1338600JAA	54160091	[ * * ]	1070	[ * * ]	[ * * ]	—	$—	—	$—
1338400JAA	54160092	[ * * ]	1070	[ * * ]	[ * * ]	—	$—	—	$—
1338700JAA	54160093	[ * * ]	1070	[ * * ]	[ * * ]	—	$—	—	$—
1338200JAA	54160094	[ * * ]	1070	[ * * ]	[ * * ]	—	$—	—	$—
1338300JAA	54160095	[ * * ]	1070	[ * * ]	[ * * ]	—	$—	—	$—
1338800JAA	54160096	[ * * ]	1070	[ * * ]	[ * * ]	—	$—	—	$—
1339200JAA	54160097	[ * * ]	1070	[ * * ]	[ * * ]	—	$—	—	$—
8010245	54160119	[ * * ]	1070	[ * * ]	[ * * ]	—	$—	—	$—
8010242	54160120	[ * * ]	1070	[ * * ]	[ * * ]	—	$—	—	$—
8010240	54160121	[ * * ]	1070	[ * * ]	[ * * ]	—	$—	—	$—
8010241	54160122	[ * * ]	1070	[ * * ]	[ * * ]	—	$—	—	$—
8010243	54160123	[ * * ]	1070	[ * * ]	[ * * ]	—	$—	—	$—
8010246	54160124	[ * * ]	1070	[ * * ]	[ * * ]	—	$—	—	$—
8010244	54160125	[ * * ]	1070	[ * * ]	[ * * ]	—	$—	—	$—
13-357-00	54201031	[ * * ]	1070	[ * * ]	[ * * ]	—	$—	—	$—
13-307-00JAA	54201033	[ * * ]	1070	[ * * ]	[ * * ]	—	$—	—	$—
13-305-00JAA	54201285	[ * * ]	1070	[ * * ]	[ * * ]	—	$—	—	$—
13-309-00JAA	54201287	[ * * ]	1070	[ * * ]	[ * * ]	—	$—	—	$—
13-308-00	54201290	[ * * ]	1070	[ * * ]	[ * * ]	—	$—	—	$—
13-393-00JAA	54201854	[ * * ]	1070	[ * * ]	[ * * ]	[ * * ]	[ * * ]	—	$—
13-393-00JAA	54201854	[ * * ]	6407	[ * * ]	[ * * ]	[ * * ]	[ * * ]	—	$—
13-154-00JAA	54201867	[ * * ]	1070	[ * * ]	[ * * ]	[ * * ]	[ * * ]	—	$—
3030111JAA	54202017	[ * * ]	1070	[ * * ]	[ * * ]	—	$—	—	$—
3030101JAA	54202055	[ * * ]	1070	[ * * ]	[ * * ]	—	$—	—	$—
3039071JAA	54203031	[ * * ]	1070	[ * * ]	[ * * ]	—	$—	—	$—
3039061JAA	54203037	[ * * ]	1070	[ * * ]	[ * * ]	—	$—	—	$—
3034601JAA	54281119	[ * * ]	1070	[ * * ]	[ * * ]	—	$—	—	$—
3034611JAA	54281121	[ * * ]	1070	[ * * ]	[ * * ]	[ * * ]	[ * * ]	—	$—
3039211	55200010	[ * * ]	1070	[ * * ]	[ * * ]	—	$—	—	$—
51-3466	68000161	[ * * ]	6407	[ * * ]	[ * * ]	—	$—	—	$—
51-4009	68000314	[ * * ]	6407	[ * * ]	[ * * ]	[ * * ]	[ * * ]	—	$—
1C04007DUN	70012999	[ * * ]	1070	[ * * ]	[ * * ]	—	$—	—	$—
1337200JAA	5420103A	[ * * ]	1070	[ * * ]	[ * * ]	—	$—	—	$—
13-365-00JAA	5420105C	[ * * ]	1070	[ * * ]	[ * * ]	—	$—	—	$—

BD EUROPE PRICE SCHEDULE

EXHIBIT A

(Effective 10/1/05 thru 9/30/06)

MATERIAL NOTED WITH [* *] IS CONFIDENTIAL AND HAS BEEN OMITTED, PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT, AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

BD	WPS		Pricing Conditions for France See	QUANTITY BREAKS AND PRICING
ITEM #	ITEM #	ITEM DESCRIPTION	Footnote	QTY (000)	PRC/M		QTY (000)	PRC/M	QTY (000)	PRC/M	QTY (000)	PRC/M
189192 (11059AAB)	7000-0783	[ * * ]			£	[ * * ]
189195 (12239AAB)	7000-0784	[ * * ]			£	[ * * ]
189197 (18769AAB)	7000-6062	[ * * ]			£	[ * * ]
189199 (18768AAB)	7000-6063	[ * * ]			£	[ * * ]
021060PLY	7000-9459	[ * * ]			£	[ * * ]
	7001-2674	[ * * ]			£	[ * * ]
UNK	7000-8648	[ * * ]			£	[ * * ]
UNK	7001-2969	[ * * ]			£	[ * * ]
UNK	7001-2979	[ * * ]			£	[ * * ]
UNK	7001-2993	[ * * ]			£	[ * * ]
UNK	7001-2994	[ * * ]			£	[ * * ]
UNK	7001-2995	[ * * ]			£	[ * * ]
UNK	7001-2996	[ * * ]			£	[ * * ]
UNK	7001-2997	[ * * ]			£	[ * * ]
UNK	7001-2998	[ * * ]			£	[ * * ]
UNK	7001-2999	[ * * ]			£	[ * * ]
UNK	7001-3000	[ * * ]			£	[ * * ]
	7001-4950	[ * * ]			€	[ * * ]
	7001-4949	[ * * ]			€	[ * * ]
	7001-1930	[ * * ]			€	[ * * ]
	7001-2640	[ * * ]			€	[ * * ]
	7001-4669	[ * * ]			€	[ * * ]
	7001-3929	[ * * ]			€	[ * * ]
	7001-4500	[ * * ]			€	[ * * ]
	7001-4952	[ * * ]			€	[ * * ]	[ * * ]	€ [ * * ]
47152003/11510PS	7000-8193	[ * * ]			€	[ * * ]	[ * * ]	€ [ * * ]
	7001-4539	[ * * ]			€	[ * * ]
	7001-2669	[ * * ]			€	[ * * ]

BD	WPS		Pricing Conditions for France See	QUANTITY BREAKS AND PRICING
ITEM #	ITEM #	ITEM DESCRIPTION	Footnote	QTY (000)	PRC/M		QTY (000)	PRC/M	QTY (000)	PRC/M	QTY (000)	PRC/M
	7001-2351	[ * * ]			€	[ * * ]
	7000-4300	[ * * ]			€	[ * * ]
	7000-5801	[ * * ]			€	[ * * ]	[ * * ]	[ * * ]
47022303/10520PS	7000-0889	[ * * ]			€	[ * * ]
47145603/10520 PS	7000-5045	[ * * ]			€	[ * * ]
	7001-3611	[ * * ]			€	[ * * ]
	7000-3915	[ * * ]			€	[ * * ]
47007303/10520PS	7000-0897	[ * * ]			€	[ * * ]
	7000-0895	[ * * ]			€	[ * * ]
47006703/10520PS	7000-0890	[ * * ]			€	[ * * ]
47007003/10520PS	7000-0891	[ * * ]			€	[ * * ]
47170203/10520PS	7000-9403	[ * * ]			€	[ * * ]
	7001-2700	[ * * ]			€	[ * * ]
	7001-3472	[ * * ]			€	[ * * ]
47106003/10520 PS	7000-4254	[ * * ]			€	[ * * ]
471255030/10520PS	7000-4368	[ * * ]			€	[ * * ]
47006603/10520PS	7000-0893	[ * * ]			€	[ * * ]
	7000-0894	[ * * ]			€	[ * * ]
47106103 / 10520PS	7000-4255	[ * * ]			€	[ * * ]
	7001-2439	[ * * ]			€	[ * * ]
47007503/10520PS	7000-0887	[ * * ]			€	[ * * ]
	7000-0892	[ * * ]			€	[ * * ]
	7001-2401	[ * * ]			€	[ * * ]
471048030/10520PS/2018	7000-4157	[ * * ]			€	[ * * ]
	7000-1613	[ * * ]			€	[ * * ]
47008403/10450PS	7000-1614	[ * * ]			€	[ * * ]
	7000-1612	[ * * ]			€	[ * * ]
471552/10450PS	7000-0900	[ * * ]			€	[ * * ]
	7000-4814	[ * * ]			€	[ * * ]
471238030/10450PS	7000-0901	[ * * ]			€	[ * * ]
472234/10401PS	7000-8999	[ * * ]			€	[ * * ]
	7000-5420	[ * * ]			€	[ * * ]
47008803/10401PS	7000-1611	[ * * ]			€	[ * * ]
	7001-2624	[ * * ]			€	[ * * ]
	7001-3651	[ * * ]			€	[ * * ]
47118303/READYFILL	7000-1075	[ * * ]			€	[ * * ]
	7001-3142	[ * * ]			€	[ * * ]
471571/10505 PS	7000-5046	[ * * ]			€	[ * * ]
	7001-2619	[ * * ]			€	[ * * ]
470041030/10505PS	7000-1602	[ * * ]			€	[ * * ]
	7000-9419	[ * * ]			€	[ * * ]
	7001-3292	[ * * ]			€	[ * * ]
47074303/10505PS	7000-1604	[ * * ]	[ * * ]		€	[ * * ]
47009403/10505PS	7000-1605	[ * * ]	[ * * ]		€	[ * * ]
47150303/10505PS	7000-7820	[ * * ]	[ * * ]		€	[ * * ]
	7000-8029	[ * * ]	[ * * ]		€	[ * * ]
	7000-8374	[ * * ]	[ * * ]		€	[ * * ]
47170103/10505PS	7000-9406	[ * * ]	[ * * ]		€	[ * * ]

BD	WPS		Pricing Conditions for France See	QUANTITY BREAKS AND PRICING
ITEM #	ITEM #	ITEM DESCRIPTION	Footnote	QTY (000)	PRC/M		QTY (000)	PRC/M		QTY (000)	PRC/M	QTY (000)	PRC/M
	7001-1211	[ * * ]	[ * * ]		€	[ * * ]
	7001-1212	[ * * ]	[ * * ]		€	[ * * ]
	7001-1451	[ * * ]	[ * * ]		€	[ * * ]
	7001-2622	[ * * ]	[ * * ]		€	[ * * ]
	7001-2639	[ * * ]	[ * * ]		€	[ * * ]
	7001-3293	[ * * ]	[ * * ]		€	[ * * ]
	7001-4439	[ * * ]	[ * * ]		€	[ * * ]
47009503/10505PS	7000-1607	[ * * ]			€	[ * * ]
R04104030/SEAL RING	7000-4334	[ * * ]			€	[ * * ]
	7001-1450	[ * * ]			€	[ * * ]
	7001-1173	[ * * ]	[ * * ]		€	[ * * ]	[ * * ]	€	[ * * ]
470990031/12420PS	7000-3029	[ * * ]	[ * * ]		€	[ * * ]
47156903/12420PS	7000-5719	[ * * ]	[ * * ]		€	[ * * ]
	7001-2684	[ * * ]	[ * * ]		€	[ * * ]
	7001-3023	[ * * ]			€	[ * * ]
471022 03 / 11510PS	7000-1600	[ * * ]		[ * * ]	€	[ * * ]		€	[ * * ]
	7000-5244	[ * * ]		[ * * ]	€	[ * * ]	[ * * ]	€	[ * * ]
47131603/11510PS	7000-6809	[ * * ]		[ * * ]	€	[ * * ]	[ * * ]	€	[ * * ]
	7001-3302	[ * * ]		[ * * ]	€	[ * * ]	[ * * ]	€	[ * * ]
	7001-4002	[ * * ]		[ * * ]	€	[ * * ]	[ * * ]	€	[ * * ]
47170403/11510PS	7000-9404	[ * * ]		[ * * ]	€	[ * * ]	[ * * ]	€	[ * * ]
	7001-3021	[ * * ]		[ * * ]	€	[ * * ]	[ * * ]	€	[ * * ]
471435030/11510PS	7000-4415	[ * * ]		[ * * ]	€	[ * * ]	[ * * ]	€	[ * * ]
	7000-5243	[ * * ]		[ * * ]	€	[ * * ]	[ * * ]	€	[ * * ]
	7001-2620	[ * * ]		[ * * ]	€	[ * * ]	[ * * ]	€	[ * * ]
470042030/11510PS	7000-1586	[ * * ]		[ * * ]	€	[ * * ]	[ * * ]	€	[ * * ]
47173403/11510PS	7000-9407	[ * * ]			€	[ * * ]
470296030/11510PS	7000-1587	[ * * ]			€	[ * * ]	[ * * ]	€	[ * * ]
470080/11510PS	7000-1598	[ * * ]			€	[ * * ]
47162903/11510PS	7000-7993	[ * * ]			€	[ * * ]
47169403/11510PS	7000-9424	[ * * ]			€	[ * * ]
	7001-1604	[ * * ]			€	[ * * ]
	7001-2650	[ * * ]			€	[ * * ]
	7001-3397	[ * * ]			€	[ * * ]
	7001-4321	[ * * ]			€	[ * * ]
470065/11510PS	7000-1601	[ * * ]			€	[ * * ]
	7001-3303	[ * * ]			€	[ * * ]
47081803/11510PS	7000-1588	[ * * ]			€	[ * * ]
	7000-4058	[ * * ]			€	[ * * ]
	7001-2569	[ * * ]			€	[ * * ]
R06015030/READYFILL	7000-1073	[ * * ]			€	[ * * ]
R06093030/READYFILL	7000-7251	[ * * ]			€	[ * * ]
	7001-2869	[ * * ]	[ * * ]		€	[ * * ]
R06016030/READY FILL PS	7000-3442	[ * * ]	[ * * ]		€	[ * * ]
R06099030/READY FILL PS	7000-8394	[ * * ]	[ * * ]		€	[ * * ]

BD	WPS		Pricing Conditions for France See	QUANTITY BREAKS AND PRICING
ITEM #	ITEM #	ITEM DESCRIPTION	Footnote	QTY (000)	PRC/M		QTY (000)	PRC/M		QTY (000)	PRC/M		QTY (000)	PRC/M
47118403/READY FILL PS	7000-3443	[ * * ]	[ * * ]		€	[ * * ]
	7001-2671	[ * * ]	[ * * ]		€	[ * * ]
	7000-8395	[ * * ]	[ * * ]		€	[ * * ]
47152003/11510PS	7000-8193	[ * * ]	[ * * ]		€	[ * * ]	[ * * ]	€	[ * * ]
47152103/11510PS	7000-6249	[ * * ]	[ * * ]		€	[ * * ]
	7000-7944	[ * * ]	[ * * ]		€	[ * * ]
	7000-9599	[ * * ]	[ * * ]		€	[ * * ]
	7001-2682	[ * * ]	[ * * ]		€	[ * * ]
	7001-2830	[ * * ]	[ * * ]		€	[ * * ]
47152303/10450PS	7000-6163	[ * * ]			€	[ * * ]
	7001-3311	[ * * ]			€	[ * * ]
	7001-4030	[ * * ]			€	[ * * ]
47154503/10520PS	7000-6791	[ * * ]	[ * * ]	[ * * ]	€	[ * * ]	[ * * ]	€	[ * * ]
	7000-6792	[ * * ]	[ * * ]	[ * * ]	€	[ * * ]	[ * * ]	€	[ * * ]
47166403/10520PS	7000-8962	[ * * ]	[ * * ]	[ * * ]	€	[ * * ]	[ * * ]	€	[ * * ]
	7001-2402	[ * * ]	[ * * ]	[ * * ]	€	[ * * ]	[ * * ]	€	[ * * ]
	7001-3024	[ * * ]	[ * * ]	[ * * ]	€	[ * * ]	[ * * ]	€	[ * * ]
	7001-3312	[ * * ]	[ * * ]	[ * * ]	€	[ * * ]
47135503/10401PS	7000-5113	[ * * ]		[ * * ]	€	[ * * ]
47173803/10450PS	7000-9859	[ * * ]		[ * * ]	€	[ * * ]
	7001-3560	[ * * ]		[ * * ]	€	[ * * ]	[ * * ]	€	[ * * ]	[ * * ]	€	[ * * ]	[ * * ]	€	[ * * ]
47170303/10450PS	7000-9405	[ * * ]			€	[ * * ]
	7001-0469	[ * * ]			€	[ * * ]
	7001-2629	[ * * ]			€	[ * * ]
	7001-2899	[ * * ]			€	[ * * ]
	7001-0470	[ * * ]			€	[ * * ]
	7000-5008	[ * * ]			€	[ * * ]
47100303/POWD. STOP.	7000-1597	[ * * ]			€	[ * * ]
	7001-1396	[ * * ]			€	[ * * ]
	7000-0070	[ * * ]			€	[ * * ]
	7000-4997	[ * * ]			€	[ * * ]
	7000-4329	[ * * ]			€	[ * * ]
472194/NS25G5/8	7000-5203	[ * * ]			€	[ * * ]
47082103/10520NS	7000-1596	[ * * ]			€	[ * * ]
47089503/NS25G5/8	7000-1615	[ * * ]			€	[ * * ]
47186203	7001-1454	[ * * ]			€	[ * * ]
	7001-2950	[ * * ]			€	[ * * ]
47081103/10520NS	7000-0899	[ * * ]			€	[ * * ]
47108003/10520NS	7000-2945	[ * * ]			€	[ * * ]
47180703/10520NS	7001-1325	[ * * ]			€	[ * * ]
	7000-5131	[ * * ]			€	[ * * ]
47092503/NS25G1	7000-3558	[ * * ]			€	[ * * ]
47143703/RTC	7000-4042	[ * * ]	[ * * ]		€	[ * * ]
47143803/RI TIP CAP	7000-5382	[ * * ]	[ * * ]		€	[ * * ]
	7001-0672	[ * * ]	[ * * ]		€	[ * * ]
	7000-4041	[ * * ]	[ * * ]		€	[ * * ]
471436030	7000-4039	[ * * ]	[ * * ]		€	[ * * ]	[ * * ]	€	[ * * ]
	7000-4040	[ * * ]	[ * * ]		€	[ * * ]
	7001-2822	[ * * ]	[ * * ]		€	[ * * ]

BD	WPS		Pricing Conditions for France See	QUANTITY BREAKS AND PRICING
ITEM #	ITEM #	ITEM DESCRIPTION	Footnote	QTY (000)	PRC/M		QTY (000)	PRC/M	QTY (000)	PRC/M	QTY (000)	PRC/M
471452030/NS25G1/2	7000-5137	[ * * ]			€	[ * * ]
47138803/NS25G1/2	7000-5247	[ * * ]			€	[ * * ]
47021503/NS25G1/2	7000-9319	[ * * ]			€	[ * * ]
47152503/10420RTC	7000-4057	[ * * ]			€	[ * * ]
47126203/10420RTC	7000-5144	[ * * ]			€	[ * * ]
	7000-8530	[ * * ]			€	[ * * ]
47091203/10420RTC	7000-3696	[ * * ]			€	[ * * ]
47118003/10420 RTC	7000-4021	[ * * ]			€	[ * * ]
47111903/10420RTCDAIK	7000-4418	[ * * ]			€	[ * * ]
47169503/10420RTC	7000-9423	[ * * ]			€	[ * * ]
	7001-2881	[ * * ]			€	[ * * ]
	7001-3130	[ * * ]			€	[ * * ]
	7000-4347	[ * * ]			€	[ * * ]
47147003/NSJ25G1/2	7000-5139	[ * * ]			€	[ * * ]
47212403/NSJ25G1/2	7000-7690	[ * * ]			€	[ * * ]
	7000-4382	[ * * ]			€	[ * * ]
47145103/NSJ25G1/2	7000-7570	[ * * ]			€	[ * * ]
47135803/NS27G1/2	7000-4344	[ * * ]			€	[ * * ]
47128403/NS27G1/2	7000-4728	[ * * ]			€	[ * * ]
	7000-8371	[ * * ]			€	[ * * ]
	7001-4322	[ * * ]			€	[ * * ]
	7000-5158	[ * * ]			€	[ * * ]
47140803/NASAL TIPCAP	7000-5384	[ * * ]			€	[ * * ]	[ * * ]	[ * * ]
	7001-0480	[ * * ]			€	[ * * ]
47156603/10420TC	7000-7087	[ * * ]			€	[ * * ]
47216103/EZGRIPTIPCAPIII	7000-8069	[ * * ]			€	[ * * ]
47224603/EZGTCIII	7000-8879	[ * * ]			€	[ * * ]
471720/EZGTCIII	7000-9489	[ * * ]			€	[ * * ]
47224703/10420TC EZG3	7000-9250	[ * * ]			€	[ * * ]
	7000-5204	[ * * ]			€	[ * * ]	[ * * ]	[ * * ]
47170503/10420TC	7000-9408	[ * * ]			€	[ * * ]
	7001-3900	[ * * ]			€	[ * * ]
47009803/10420TC	7000-1632	[ * * ]			€	[ * * ]
471534/10420TC	7000-6810	[ * * ]			€	[ * * ]
47010203/10420TC	7000-1633	[ * * ]			€	[ * * ]
47009703/10420TC	7000-1631	[ * * ]			€	[ * * ]
471049030/10420TC	7000-1634	[ * * ]			€	[ * * ]
471476030/10420TC	7000-5469	[ * * ]			€	[ * * ]

[*  *]

Development Agreement

Project Name:

West Project Number:	Date:

MATERIAL NOTED WITH [* *] IS CONFIDENTIAL AND HAS BEEN OMITTED, PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT, AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

☐ Capacity Expansion	☐ New Product	☐ Repair

☐ Trim Die	☐ Curing Mold

This (Capacity Expansion or New Product) Development Agreement (“Agreement) effective as of the       day of                       , 2005 (“Effective Date”) in entered by and between West Pharmaceutical Services, Inc. having an address at 101 Gordon Drive, Lionville, Pennsylvania 19341 (“West”) and Becton, Dickinson and Company having an address at 1 Becton Drive, Franklin Lakes, New Jersey 07417 (“BD”).

Purpose:  The purpose of this Agreement is for West to (replace or develop) the (existing or new)                 (product name) that meets BD’s dimensional and functional requirements.

Product Description                          (i.e. – BD 10cc WWS Plunger ATM Trim Die) having xxx (punches or cavities) and being designed according to BD’s dimensional and functional requirements as set forth in the attached Exhibit and Drawings (collectively the “Specifications”) (hereinafter referred to as “Trim Die” or “ Mold” depending  as the case may be.).

Replacement Phase I:

Services to be performed by West:

West shall use commercially reasonable efforts to design, develop, manufacture, deliver and install the Trim Die (or Mold).

West Delivery Time:	xx-xx weeks from initiation of project

Project Development Cost:

$ xx, xxx

Project Development Breakdown:

Engineering Services		%
Validation		%
Materials		%
Construction Costs		%
Tool/Purchase Parts	%
Labor/Set-Up	%
Machine time	%
Tax, NE		%

TOTAL		%

Total Project Development Cost

NOTE: All information contained in this document is confidential.

Development Agreement

Project Name:

West Project Number:	Date:

Payment Schedule:

In consideration of the services provided herein, BD agrees to pay West:

•                  33% upon initiation of the project (Phase I).

•                  33% upon receipt by BD of samples of (Product name) molded by the Trim Die (or Mold)

•                  The balance upon delivery, validation and approval by BD of the Products manufactured using the Trim Die (or Mold), but in any event no later than sixty (60) days following BD’s receipt of samples of (Product name) molded by the Trim Die (or Mold).

•                  All payments shall be payable within xx days from receipt of invoice (payment terms vary in Europe).

If the Agreement is terminated prior to completion of the services, BD will reimburse West for approved completed or committed services to date, upon submission of an itemized invoice by West to BD and approval by BD.  In no event shall total payments made by BD to West under this Agreement exceed  the Project Development Cost indicated above.

Notes and Assumptions:

1.               Validations will be performed according to BD specifications.  Validation summaries will be issued to BD for acceptance prior to production with new tool.

2.               Timing and pricing presented assumes successful completion of each phase. Estimates represent the amount of time West estimates it will need to generate the deliverables. Any changes or modifications to the timing and payment schedule must be mutually agreed to in writing by both parties.
Pricing presented is provisional and based on the standard West specification and assumptions for cycle time, yield and other process parameters. Any changes or modifications to the payments must be mutually agreed to in writing by both parties.

3.               This agreement constitutes the entire agreement between the parties with respect to the subject matter described herein and supersedes all previous agreements between the parties and all terms in any printed forms exchanged or which may be exchanged in the future.  This agreement may only be modified by a writing executed by authorized representatives of each party hereto.

4.               West warrants that the services provided hereunder shall be performed in a good, competent and workmanlike manner. West further warrants that the Trim Die (or Mold) will be delivered in accordance with the Specifications set forth by BD [* *].  West further warrants that, to the best of its knowledge, the Trim Die (or Mold) is not the subject of any third party Intellectual Property claims, suits or actions.  THE FOREGOING WARRANTY IS IN LIEU OF ALL OTHER EXPRESS AND IMPLIED WARRANTIES, INCLUDING, WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. If West breaches the foregoing warranty, West will either refund amounts paid by BD hereunder or reperform such services and deliver the Trim Die (or Mold).  THE PROVISIONS OF THIS SECTION SET FORTH BD’S EXCLUSIVE REMEDY AND WEST’S SOLE LIABILITY ON ANY CLAIM, WHETHER IN TORT OR CONTRACT, AND IN NO EVENT SHALL WEST BE LIABLE FOR ANY OTHER DAMAGE, COST, EXPENSE OR LIABILITY OF ANY KIND WHATSOEVER, WHETHER DIRECT OR INDIRECT, INCLUDING WITHOUT LIMITATION, INCIDENTAL OR CONSEQUENTIAL DAMAGES OF ANY KIND ARISING FOR ANY REASON.

5.               Each party to this Agreement shall own all intellectual property, specifications, drawings, design, data, information, ideas, methods, patterns, know-how and/or inventions including, without limitation, validation reports, process parameters and documentation (collectively, “I.P.”) existing and in its possession prior to the effective date of this Agreement.  Additionally, all I.P. that is made, conceived, developed or acquired by either party in connection with this Agreement will vest in and inure to that respective party’s sole benefit.  All I.P. that is made, conceived, developed or acquired jointly by both parties in connection with this Agreement will vest in and inure to both parties’ benefits.

Notwithstanding the foregoing BD shall own all right, title and interest in and to the Trim Die (or Mold).

6.               Each party (the “Recipient”) agrees, both during and subsequent to the term of this Agreement, not to disclose to others or use for its own benefit or the benefit of others, any I.P. of the other party (the “Discloser”), which is communicated to the Recipient in writing and specifically identified as “CONFIDENTIAL”, except that the Recipient shall not be prevented from using or disclosing such information which (i) is or becomes generally known in the trade or business which is now practiced by the Discloser, or other becomes publicly known through no wrongful act of the Recipient; or (ii) was in possession of or available to the Recipient or is rightfully received by the Recipient from a third party without restriction and without breach of this Agreement; or (iii) is approved for release by written authorization by the Discloser.

7.               The timing and pricing set forth in this Agreement will expire 90 days from the date it was issued unless signed by both parties.

8.               This Agreement shall be in effect for a period of six (6) months from the Effective Date.  BD, at its option, may terminate this Agreement with or without cause upon submitting written notice to West.

9.               Termination for this Agreement for any reason shall not relieve either party of their obligations under Paragraphs 4, 5, and 6 above.

10.         West agrees to allow BD access to the Trim Die (or Mold) as reasonably requested by BD.

11.         West will not use the Trim Die (or Mold) for any purposes other than for the direct benefit of BD.  West agrees to maintain the Trim Die in good working order and protect it from damage or deterioration during the useful life of the Trim Die (or Mold).  West will not allow any third parties access to the Trim Die (or Mold).

12.         West agrees to a minimum of one TLCM (Tool Life Cycle Management) assessment per year during the useful life of the mold or die.  West agrees to provide the TLCM and remaining useful life estimate to BD, 120 days prior to the end of each fiscal year.

Commitment to Proceed:

By signing this Agreement, BD acknowledges that a formal Purchase Order will be issued as outlined in this Agreement to cover services to be provided hereunder and the design, development, manufacture, delivery and installation of the Trim Die (or Mold).  Services under this Agreement will commence upon receipt of BD’s Purchase Order and the Agreement fully executed by both parties.

In Witness Whereof, the parties have caused this Agreement to be executed by their duly authorized representatives as evidenced by their signatures below.

Acknowledged and agreed to by:

BECTON, DICKINSON AND COMPANY	WEST PHARMACEUTICAL SERVICES, INC.

Signature	Signature

Name:	Name:

Title:	Title:

Date:	Date:

MATERIAL NOTED WITH [* *] IS CONFIDENTIAL AND HAS BEEN OMITTED, PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT, AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

EXHIBIT D ‘GOODYEAR’

Goodyear/West Polyisoprene Increase: North America

(in USD)

	PAYMENT # 2		INCREASE IN		INCREASE IN
ITEM #	ITEM DESCRIPTION	ISOPRENE TYPE	COST/LB.	LB./M PCS.	COST/M PCS.
10601188	[* *]	ISOPRENE [* *]	[* *]	[* *]	$	[* *]
11100706	[* *]	ISOPRENE [* *]	[* *]	[* *]	$	[* *]
11100707	[* *]	ISOPRENE [* *]	[* *]	[* *]	$	[* *]
11100708	[* *]	ISOPRENE [* *]	[* *]	[* *]	$	[* *]
11100709	[* *]	ISOPRENE [* *]	[* *]	[* *]	$	[* *]
11100925	[* *]	ISOPRENE [* *]	[* *]	[* *]	$	[* *]
11100928	[* *]	ISOPRENE [* *]	[* *]	[* *]	$	[* *]
11101553	[* *]	ISOPRENE [* *]	[* *]	[* *]	$	[* *]
11101554	[* *]	ISOPRENE [* *]	[* *]	[* *]	$	[* *]
11101555	[* *]	ISOPRENE [* *]	[* *]	[* *]	$	[* *]
11101556	[* *]	ISOPRENE [* *]	[* *]	[* *]	$	[* *]
11101557	[* *]	ISOPRENE [* *]	[* *]	[* *]	$	[* *]
11101560	[* *]	ISOPRENE [* *]	[* *]	[* *]	$	[* *]
11101561	[* *]	ISOPRENE [* *]	[* *]	[* *]	$	[* *]
11101568	[* *]	ISOPRENE [* *]	[* *]	[* *]	$	[* *]
11101570	[* *]	ISOPRENE [* *]	[* *]	[* *]	$	[* *]
12200313	[* *]	ISOPRENE [* *]	[* *]	[* *]	$	[* *]
12200314	[* *]	ISOPRENE [* *]	[* *]	[* *]	$	[* *]
70011190	[* *]	ISOPRENE [* *]	[* *]	[* *]	$	[* *]
70011215	[* *]	ISOPRENE [* *]	[* *]	[* *]	$	[* *]
70011216	[* *]	ISOPRENE [* *]	[* *]	[* *]	$	[* *]
70012962	[* *]	ISOPRENE [* *]	[* *]	[* *]	$	[* *]
70012965	[* *]	ISOPRENE [* *]	[* *]	[* *]	$	[* *]
70012966	[* *]	ISOPRENE [* *]	[* *]	[* *]	$	[* *]
70012968	[* *]	ISOPRENE [* *]	[* *]	[* *]	$	[* *]
EFF 10/1/05

1

	PAYMENT #3		INCREASE IN		INCREASE IN
ITEM #	ITEM DESCRIPTION	ISOPRENE TYPE	COST/LB.	LB./M PCS.	COST/M PCS.
10601188	[* *]	ISOPRENE [* *]	[* *]	[* *]	$	[* *]
11100706	[* *]	ISOPRENE [* *]	[* *]	[* *]	$	[* *]
11100707	[* *]	ISOPRENE [* *]	[* *]	[* *]	$	[* *]
11100708	[* *]	ISOPRENE [* *]	[* *]	[* *]	$	[* *]
11100709	[* *]	ISOPRENE [* *]	[* *]	[* *]	$	[* *]
11100925	[* *]	ISOPRENE [* *]	[* *]	[* *]	$	[* *]
11100928	[* *]	ISOPRENE [* *]	[* *]	[* *]	$	[* *]
11101553	[* *]	ISOPRENE [* *]	[* *]	[* *]	$	[* *]
11101554	[* *]	ISOPRENE [* *]	[* *]	[* *]	$	[* *]
11101555	[* *]	ISOPRENE [* *]	[* *]	[* *]	$	[* *]
11101556	[* *]	ISOPRENE [* *]	[* *]	[* *]	$	[* *]
11101557	[* *]	ISOPRENE [* *]	[* *]	[* *]	$	[* *]
11101560	[* *]	ISOPRENE [* *]	[* *]	[* *]	$	[* *]
11101561	[* *]	ISOPRENE [* *]	[* *]	[* *]	$	[* *]
11101568	[* *]	ISOPRENE [* *]	[* *]	[* *]	$	[* *]
11101570	[* *]	ISOPRENE [* *]	[* *]	[* *]	$	[* *]
12200313	[* *]	ISOPRENE [* *]	[* *]	[* *]	$	[* *]
12200314	[* *]	ISOPRENE [* *]	[* *]	[* *]	$	[* *]
70011190	[* *]	ISOPRENE [* *]	[* *]	[* *]	$	[* *]
70011215	[* *]	ISOPRENE [* *]	[* *]	[* *]	$	[* *]
70011216	[* *]	ISOPRENE [* *]	[* *]	[* *]	$	[* *]
70012962	[* *]	ISOPRENE [* *]	[* *]	[* *]	$	[* *]
70012965	[* *]	ISOPRENE [* *]	[* *]	[* *]	$	[* *]
70012966	[* *]	ISOPRENE [* *]	[* *]	[* *]	$	[* *]
70012968	[* *]	ISOPRENE [* *]	[* *]	[* *]	$	[* *]
EFF 10/1/06

2

EXHIBIT D ‘GOODYEAR’

Goodyear/West Polyisoprene Increase:  Europe

(in USD)

PAYMENT # 2

Product		ISOPRENE TYPE	in Cost/kg	Kg./m pcs.	Cost/m pcs.
7000-5166	[* *]	ISOPRENE [* *]	[* *]	[* *]	$	[* *]
7000-5167	[* *]	ISOPRENE [* *]	[* *]	[* *]	$	[* *]
7000-5168	[* *]	ISOPRENE [* *]	[* *]	[* *]	$	[* *]
7000-5169	[* *]	ISOPRENE [* *]	[* *]	[* *]	$	[* *]
7001-0305	[* *]	ISOPRENE [* *]	[* *]	[* *]	$	[* *]
7001-0411	[* *]	ISOPRENE [* *]	[* *]	[* *]	$	[* *]
7001-0412	[* *]	ISOPRENE [* *]	[* *]	[* *]	$	[* *]
7001-0413	[* *]	ISOPRENE [* *]	[* *]	[* *]	$	[* *]
7001-0414	[* *]	ISOPRENE [* *]	[* *]	[* *]	$	[* *]
7001-1867	[* *]	ISOPRENE [* *]	[* *]	[* *]	$	[* *]
7001-2969	[* *]	ISOPRENE [* *]	[* *]	[* *]	$	[* *]
7001-2979	[* *]	ISOPRENE [* *]	[* *]	[* *]	$	[* *]
7001-2993	[* *]	ISOPRENE [* *]	[* *]	[* *]	$	[* *]
7001-2994	[* *]	ISOPRENE [* *]	[* *]	[* *]	$	[* *]
7001-2995	[* *]	ISOPRENE [* *]	[* *]	[* *]	$	[* *]
7001-2996	[* *]	ISOPRENE [* *]	[* *]	[* *]	$	[* *]
7001-2997	[* *]	ISOPRENE [* *]	[* *]	[* *]	$	[* *]
7001-2998	[* *]	ISOPRENE [* *]	[* *]	[* *]	$	[* *]
7001-2999	[* *]	ISOPRENE [* *]	[* *]	[* *]	$	[* *]
7001-3000	[* *]	ISOPRENE [* *]	[* *]	[* *]	$	[* *]
0.5cc plunger	[* *]	ISOPRENE [* *]	[* *]	[* *]	$	[* *]
	Total		EFF 10/1/05

PAYMENT # 3

Product		ISOPRENE TYPE	in Cost/kg	Kg./m pcs.	Cost/m pcs.
7000-5166	[* *]	ISOPRENE [* *]	[* *]	[* *]	$	[* *]
7000-5167	[* *]	ISOPRENE [* *]	[* *]	[* *]	$	[* *]
7000-5168	[* *]	ISOPRENE [* *]	[* *]	[* *]	$	[* *]
7000-5169	[* *]	ISOPRENE [* *]	[* *]	[* *]	$	[* *]
7001-0305	[* *]	ISOPRENE [* *]	[* *]	[* *]	$	[* *]
7001-0411	[* *]	ISOPRENE [* *]	[* *]	[* *]	$	[* *]
7001-0412	[* *]	ISOPRENE [* *]	[* *]	[* *]	$	[* *]
7001-0413	[* *]	ISOPRENE [* *]	[* *]	[* *]	$	[* *]
7001-0414	[* *]	ISOPRENE [* *]	[* *]	[* *]	$	[* *]
7001-1867	[* *]	ISOPRENE [* *]	[* *]	[* *]	$	[* *]
7001-2969	[* *]	ISOPRENE [* *]	[* *]	[* *]	$	[* *]
7001-2979	[* *]	ISOPRENE [* *]	[* *]	[* *]	$	[* *]
7001-2993	[* *]	ISOPRENE [* *]	[* *]	[* *]	$	[* *]
7001-2994	[* *]	ISOPRENE [* *]	[* *]	[* *]	$	[* *]
7001-2995	[* *]	ISOPRENE [* *]	[* *]	[* *]	$	[* *]
7001-2996	[* *]	ISOPRENE [* *]	[* *]	[* *]	$	[* *]
7001-2997	[* *]	ISOPRENE [* *]	[* *]	[* *]	$	[* *]
7001-2998	[* *]	ISOPRENE [* *]	[* *]	[* *]	$	[* *]
7001-2999	[* *]	ISOPRENE [* *]	[* *]	[* *]	$	[* *]
7001-3000	[* *]	ISOPRENE [* *]	[* *]	[* *]	$	[* *]
0.5cc plunger	[* *]	ISOPRENE [* *]	[* *]	[* *]	$	[* *]
	Total		EFF 10/1/06

EXHIBIT D ‘GOODYEAR’

Goodyear/West Polyisoprene Increase:  MEXICO

IN USD

PAYMENT #2		INCREASE IN		INCREASE IN
ITEM DESCRIPTION	ISOPRENE TYPE	COST/LB.	LB./M PCS.	COST/M PCS.
[* *]	ISOPRENE [* *]	[* *]	[* *]	$	[* *]
[* *]	ISOPRENE [* *]	[* *]	[* *]	$	[* *]
[* *]	ISOPRENE [* *]	[* *]	[* *]	$	[* *]
[* *]	ISOPRENE [* *]	[* *]	[* *]	$	[* *]
[* *]	ISOPRENE [* *]	[* *]	[* *]	$	[* *]
EFF 10/1/05

PAYMENT #3		INCREASE IN		INCREASE IN
ITEM DESCRIPTION	ISOPRENE TYPE	COST/LB.	LB./M PCS.	COST/M PCS.
[* *]	ISOPRENE [* *]	[* *]	[* *]	$	[* *]
[* *]	ISOPRENE [* *]	[* *]	[* *]	$	[* *]
[* *]	ISOPRENE [* *]	[* *]	[* *]	$	[* *]
[* *]	ISOPRENE [* *]	[* *]	[* *]	$	[* *]
[* *]	ISOPRENE [* *]	[* *]	[* *]	$	[* *]
EFF 10/1/06

EXHIBIT D ‘GOODYEAR’

Goodyear/West Polyisoprene Increase:  Singapore

(in USD)

PAYMENT # 2
ITEM	Product	TYPE	in Cost/kg	Kg./m pcs.	Cost/m pcs.
1110-0926	[* *]	ISOPRENE [* *]	[* *]	[* *]	[* *]
7001-2951	[* *]	ISOPRENE [* *]	[* *]	[* *]	[* *]
1110-1562	[* *]	ISOPRENE [* *]	[* *]	[* *]	[* *]
1110-1567	[* *]	ISOPRENE [* *]	[* *]	[* *]	[* *]
7001-2957	[* *]	ISOPRENE [* *]	[* *]	[* *]	[* *]
7001-2961	[* *]	ISOPRENE [* *]	[* *]	[* *]	[* *]
1110-1558	[* *]	ISOPRENE [* *]	[* *]	[* *]	[* *]
1110-1566	[* *]	ISOPRENE [* *]	[* *]	[* *]	[* *]
7001-2958	[* *]	ISOPRENE [* *]	[* *]	[* *]	[* *]
7001-2964	[* *]	ISOPRENE [* *]	[* *]	[* *]	[* *]
1110-1563	[* *]	ISOPRENE [* *]	[* *]	[* *]	[* *]
7000-9379	[* *]	ISOPRENE [* *]	[* *]	[* *]	[* *]
7001-2955	[* *]	ISOPRENE [* *]	[* *]	[* *]	[* *]
7001-2960	[* *]	ISOPRENE [* *]	[* *]	[* *]	[* *]
1110-1559	[* *]	ISOPRENE [* *]	[* *]	[* *]	[* *]
7001-2963	[* *]	ISOPRENE [* *]	[* *]	[* *]	[* *]
1110-1564	[* *]	ISOPRENE [* *]	[* *]	[* *]	[* *]
7001-2959	[* *]	ISOPRENE [* *]	[* *]	[* *]	[* *]
1210-3010	[* *]	ISOPRENE	[* *]	[* *]	[* *]
EFF 10/1/05

PAYMENT # 3
ITEM	Product	TYPE	in Cost/kg	Kg./m pcs.	Cost/m pcs.
1110-0926	[* *]	ISOPRENE [* *]	[* *]	[* *]	[* *]
7001-2951	[* *]	ISOPRENE [* *]	[* *]	[* *]	[* *]
1110-1562	[* *]	ISOPRENE [* *]	[* *]	[* *]	[* *]
1110-1567	[* *]	ISOPRENE [* *]	[* *]	[* *]	[* *]
7001-2957	[* *]	ISOPRENE [* *]	[* *]	[* *]	[* *]
7001-2961	[* *]	ISOPRENE [* *]	[* *]	[* *]	[* *]
1110-1558	[* *]	ISOPRENE [* *]	[* *]	[* *]	[* *]
1110-1566	[* *]	ISOPRENE [* *]	[* *]	[* *]	[* *]
7001-2958	[* *]	ISOPRENE [* *]	[* *]	[* *]	[* *]
7001-2964	[* *]	ISOPRENE [* *]	[* *]	[* *]	[* *]
1110-1563	[* *]	ISOPRENE [* *]	[* *]	[* *]	[* *]
7000-9379	[* *]	ISOPRENE [* *]	[* *]	[* *]	[* *]
7001-2955	[* *]	ISOPRENE [* *]	[* *]	[* *]	[* *]
7001-2960	[* *]	ISOPRENE [* *]	[* *]	[* *]	[* *]
1110-1559	[* *]	ISOPRENE [* *]	[* *]	[* *]	[* *]
7001-2963	[* *]	ISOPRENE [* *]	[* *]	[* *]	[* *]
1110-1564	[* *]	ISOPRENE [* *]	[* *]	[* *]	[* *]
7001-2959	[* *]	ISOPRENE [* *]	[* *]	[* *]	[* *]
1210-3010	[* *]	ISOPRENE	[* *]	[* *]	[* *]
EFF 10/1/06